     As filed with the Securities and Exchange Commission on June 21, 2005


                                                    Registration No. 333-125098.
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      [X] Pre-Effective Amendment No. 2
                                                     ---


                   [ ] Post-Effective Amendment No.
                                                     ---

                        (Check appropriate box or boxes)

  -----------------------------------------------------------------------------

                           FIRST AMERICAN FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 NICOLLET MALL
                          MINNEAPOLIS, MINNESOTA 55402
                    (Address of Principal Executive Offices)

                                 (612) 303-3738
                  (Registrant's Area Code and Telephone Number)

                              KATHLEEN L. PRUDHOMME
                       U.S. BANCORP ASSET MANAGEMENT, INC.
                          800 NICOLLET MALL, BC-MN-H05F
                        MINNEAPOLIS, MINNESOTA 55402-7020
                     (Name and Address of Agent for Service)

                                    Copy to:
                                  JAMES D. ALT
                              DORSEY & WHITNEY LLP
                        50 SOUTH SIXTH STREET, SUITE 1500
                          MINNEAPOLIS, MINNESOTA 55402

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS POSSIBLE FOLLOWING THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The title of securities being registered is common stock, par value $0.01 per share.

No filing fee is required because of Registrant's reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

================================================================================

                           FIRST AMERICAN FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402

                                  July 1, 2005

Dear Shareholder:

      As a shareholder of Treasury Reserve Fund, a series of First American Funds, Inc. ("FAF"), you are invited to vote on a proposal to combine your Treasury Reserve Fund into a newly created share class of Treasury Obligations Fund, another series of FAF. This newly created share class will be known as Treasury Obligations Fund, Reserve shares. The proposal will be voted on at a special meeting of shareholders to be held on August 16, 2005 (the "Meeting"). Before the Meeting, I would like to ask for your vote on this important proposal affecting your Treasury Reserve Fund, as described in the accompanying Prospectus/Proxy Statement.

      Treasury Reserve Fund and Treasury Obligations Fund have identical investment objectives - both Funds seek maximum current income consistent with the preservation of capital and maintenance of liquidity. In addition, both Funds seek to meet this investment objective by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. U.S. Bancorp Asset Management, Inc. (the "Advisor") serves as the investment advisor to both Funds. Upon recommendation of the Advisor and after review of the Funds, the board of directors of FAF concluded that it is appropriate to combine Treasury Reserve Fund into Treasury Obligations Fund to reduce duplicative expenses (i.e., audit fees, annual and semi-annual reports, blue sky fees, etc.), as well as to provide a larger and potentially more stable fund for investment management. The board noted in this regard that Treasury Reserve Fund's net assets have fallen from approximately $2.8 billion at September 30, 2001 to approximately $1.0 billion at March 31, 2005, compared to Treasury Obligations Fund's net assets of approximately $9.3 billion at the latter date.

      The Prospectus/Proxy Statement describes the proposed reorganization of Treasury Reserve Fund into Treasury Obligations Fund. If the proposal is approved by Treasury Reserve Fund's shareholders, all of Treasury Reserve Fund's assets will be acquired by Treasury Obligations Fund in exchange solely for Treasury Obligations Fund, Reserve shares, and the assumption by Treasury Obligations Fund of all Treasury Reserve Fund's liabilities. Each Treasury Reserve Fund shareholder will receive Treasury Obligations Fund, Reserve shares that have the same total value as their Treasury Reserve Fund shares. The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the reorganization.

      THE BOARD OF DIRECTORS OF FAF BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF TREASURY RESERVE FUND, TREASURY OBLIGATIONS FUND, AND THEIR RESPECTIVE SHAREHOLDERS, AND THEREFORE UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AFFECTING YOUR TREASURY RESERVE FUND.

      Your vote is extremely important. You can vote quickly and easily by toll-free telephone call, by internet or by mail by following the instructions that appear on your proxy card. Whether or not you expect to be present at the Meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call
(800) 677-3863.

      NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Prospectus/Proxy Statement carefully before you vote.

      Thank you for taking this matter seriously and participating in this important process.

                                                  Sincerely,

                                                  /s/ Thomas S. Schreier, Jr.
                                                  ----------------------------
                                                  Thomas S. Schreier, Jr.
                                                  President

                        IMPORTANT SHAREHOLDER INFORMATION

WITHIN THIS PACKAGE YOU WILL FIND THE FOLLOWING:


      - Prospectus/Proxy Statement describing the proposed reorganization, which includes the Agreement and Plan of Reorganization attached as Appendix A and the preliminary Prospectus of Treasury Obligations Fund, Reserve shares, dated May 20, 2005, attached as Appendix B


      -     Voting Instructions

      -     Proxy card

      -     Business reply envelope

      The board of directors of First American Funds, Inc. ("FAF") has unanimously approved the proposed reorganization of Treasury Reserve Fund into Treasury Obligations Fund and recommends that you vote in favor of the reorganization. The following questions and answers provide a brief overview of the proposal. The board of directors also encourages you to read the full text of the enclosed Prospectus/Proxy Statement carefully.

      WHAT AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDERS MEETING TO BE HELD ON AUGUST 16, 2005?

      Shareholders of Treasury Reserve Fund are being asked to consider and approve the reorganization of their Treasury Reserve Fund into a newly created share class of Treasury Obligations Fund, another series of FAF with identical investment objectives and strategies. This newly created share class will be known as Treasury Obligations Fund, Reserve shares. Your board of directors has determined that the reorganization of Treasury Reserve Fund into Treasury Obligations Fund is in the best interests of the shareholders of Treasury Reserve Fund and recommends that you vote FOR the reorganization. As explained below, the reorganization is expected to be tax-free.

      WHY HAS THE BOARD OF DIRECTORS RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

      The board noted that Treasury Reserve Fund's net assets have fallen from approximately $2.8 billion at September 30, 2001 to approximately $1.0 billion at March 31, 2005, compared to Treasury Obligations Fund's net assets of approximately $9.3 billion at the latter date. Given the contraction of Treasury Reserve Fund's asset base, the board believed that the reorganization may provide several benefits to that Fund's shareholders, including the reduction of duplicative expenses (i.e., audit fees, annual and semi-annual reports, blue sky fees, etc.) and the creation of a larger and potentially more stable fund for investment management. In addition, shareholders may benefit from economies of scale associated with higher asset levels.

      HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

      The investment objective of Treasury Reserve Fund is identical to that of Treasury Obligations Fund - both Funds seek maximum current income consistent with the preservation of capital and maintenance of liquidity. Both Funds seek to meet this investment objective by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Both Funds hold themselves out as money market funds and seek to maintain a net asset value of $1.00 per share, although there is no assurance that they will do so. There are no material differences in risk between the two Funds.


      WHICH CLASS OF SHARES WILL I RECEIVE IN THE REORGANIZATION?

      The shares that you receive in the reorganization will be of a newly created share class known as Treasury Obligations Fund, Reserve shares that has been specifically created for the purpose of the reorganization. Treasury Obligations Fund, Reserve shares will have a fee and expense structure nearly identical to the current Treasury Reserve Fund, except that Treasury Obligations Fund, Reserve shares does not charge an annual maintenance fee. All issued and outstanding shares of Treasury Reserve Fund will be exchanged for Treasury Obligations Fund, Reserve shares.

      WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

      The reorganization, if approved by Treasury Reserve Fund's shareholders, will not be a taxable event for federal income tax purposes. Treasury Reserve Fund shareholders will not realize any capital gain or loss as a result of the proposed reorganization, although you may receive a taxable distribution of ordinary income immediately before the reorganization to the extent that Treasury Reserve Fund has undistributed income.

      WHO WILL PAY THE COSTS FOR THE REORGANIZATION?

      The expenses of the reorganization, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by the Advisor.

      WILL THE FUND'S EXPENSES REMAIN THE SAME?

      Treasury Reserve Fund's and Treasury Obligations Fund's contractual investment advisory fees are the same. In addition, the Advisor has contractually agreed to waive fees and reimburse expenses to maintain Treasury Obligations Fund, Reserve shares' total expense ratio at the same level at which Treasury Reserve Fund's expenses are currently maintained through at least June 30, 2006.

      WILL I HAVE THE SAME SHAREHOLDER PRIVILEGES AFTER THE REORGANIZATION?

      Yes. You will continue to enjoy the same shareholder privileges as a shareholder of Treasury Obligations Fund, Reserve shares as you currently have as a shareholder of Treasury Reserve Fund. However, Reserve shares of Treasury Obligations Fund may not be exchanged for shares of any other series of FAF or any other class of Treasury Obligations Fund shares.

      WHEN WOULD THE REORGANIZATION TAKE PLACE?

      The reorganization proposal will be voted on at a special meeting of shareholders to be held on August 16, 2005. If all necessary approvals are obtained, the reorganization will likely take place shortly thereafter.

      WHO WILL RECEIVE THE PROXY MATERIALS?

      The proxy materials are being mailed to all persons and entities that held shares of record in Treasury Reserve Fund on June 20, 2005. Please note that in some cases, record ownership of and/or voting authority over Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the proxy.

      IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?

      No. On the closing date of the reorganization, your shares in Treasury Reserve Fund automatically will be exchanged for Treasury Obligations Fund, Reserve shares. The total value of Treasury Obligations Fund, Reserve shares that you receive in the reorganization will be the same as the total value of Treasury Reserve Fund shares you hold immediately before the reorganization.

      CAN I REDEEM MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

      Yes. You can redeem your Treasury Reserve Fund shares at any time before the reorganization takes place. In addition, if you hold on to your Treasury Reserve Fund shares and receive Treasury Obligations Fund, Reserve shares in the reorganization, you then can redeem your Treasury Obligations Fund, Reserve shares. In either case, the redemption will be a taxable transaction. However, because both Funds are money market funds which seek to maintain a net asset value of $1.00 per share, redemptions of their shares generally do not result in taxable gain or loss to shareholders. Your receipt of Treasury Obligations Fund, Reserve shares in the reorganization will not itself be a taxable transaction.

      HAS THE BOARD OF DIRECTORS OF FAF APPROVED THE PROPOSAL?

      Yes. The FAF board has approved the proposed reorganization and recommends that you vote FOR the proposal.

      WHEN SHOULD I VOTE?

      We would like to receive your vote as soon as possible. You may cast your vote:

      BY PHONE: Please see the voting instructions on your proxy card. Call the toll-free number listed and follow the recorded instructions.

      BY THE INTERNET: Visit the website listed on your proxy card. Once there, enter the control number located on your proxy card.

      BY MAIL: The proxy cards must be marked with your vote and returned in the business reply envelope included in this package. If you misplaced your envelope, please mail your proxy card to:

      PROXY TABULATOR
      P.O. BOX 9123
      HINGHAM, MA 02043

      Please read the full text of the enclosed Prospectus/Proxy Statement for further information. If you have questions, please call your investment professional or First American Funds at (800) 677-3863.

                           FIRST AMERICAN FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402

                              TREASURY RESERVE FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 16, 2005

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of Treasury Reserve Fund, a separate series of First American Funds, Inc. ("FAF"), a Minnesota corporation, will be held in Training Room A on the third floor at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on August 16, 2005, at 10:00 a.m., Central Time. The purpose of the Meeting is to consider and act upon the following proposal and to transact any other business that properly comes before the Meeting or any adjournments thereof:

      PROPOSAL:

      For shareholders of Treasury Reserve Fund to approve an Agreement and Plan of Reorganization adopted by FAF (the "Reorganization Plan") providing for
      (a) the acquisition of all the assets of Treasury Reserve Fund, a separate series of FAF, by Treasury Obligations Fund, another separate series of FAF, in exchange solely for shares of a newly created share class of Treasury Obligations Fund, to be known as Treasury Obligations Fund, Reserve shares, and Treasury Obligations Fund's assumption of all the liabilities of Treasury Reserve Fund, followed by (b) the distribution of those Treasury Obligations Fund, Reserve shares to Treasury Reserve Fund's shareholders in liquidation of Treasury Reserve Fund and Treasury Reserve Fund's subsequent termination. A vote in favor of the Reorganization Plan will be considered a vote in favor of an amendment to FAF's Amended and Restated Articles of Incorporation (the "Articles") effecting the foregoing transactions.

      Approval of the foregoing proposal will be determined solely by approval of the shareholders of Treasury Reserve Fund. The board of directors of FAF has fixed the close of business on June 20, 2005 as the record date for determination of Treasury Reserve Fund shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN YOUR PROXY CARD(S) PROMPTLY. EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. ALTERNATIVELY, YOU MAY VOTE VIA THE INTERNET OR TELEPHONE, AS INDICATED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FAF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

Dated:  July 1, 2005

                                             By Order of the Board of Directors

                                             /s/ Kathleen L. Prudhomme
                                             ----------------------------------
                                             Kathleen L. Prudhomme
                                             Secretary

                           PROSPECTUS/PROXY STATEMENT
                               DATED JULY 1, 2005

                           FIRST AMERICAN FUNDS, INC.
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                                 (800) 677-3863

                              TREASURY RESERVE FUND


      This Prospectus/Proxy Statement, which includes the Agreement and Plan of Reorganization attached as Appendix A and the preliminary Prospectus relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005, attached as Appendix B, is being furnished to shareholders of Treasury Reserve Fund, a separate series of FAF, in connection with the solicitation of proxies by FAF's board of directors for use at the Special Meeting of Shareholders of Treasury Reserve Fund (the "Meeting") to be held on August 16, 2005, at 10:00 a.m., Central Time, in Training Room A on the third floor at 800 Nicollet Mall, Minneapolis, Minnesota 55402, and any adjournments thereof. This Prospectus/Proxy Statement is expected to be first sent to shareholders on or about July 1, 2005.


      As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to consider and act upon the proposed Agreement and Plan of Reorganization (the "Reorganization Plan") pursuant to which Treasury Obligations Fund would acquire substantially all the assets of Treasury Reserve Fund, in exchange solely for shares of a newly created share class of Treasury Obligations Fund, to be known as Treasury Obligations Fund, Reserve shares, and the assumption by Treasury Obligations Fund of all Treasury Reserve Fund's liabilities (such exchange, together with distribution of the shares received in the exchange, as described in the following paragraph, is referred to in this Prospectus/Proxy Statement as the "Reorganization").

      If the Reorganization is approved, Treasury Obligations Fund, Reserve shares will be distributed to the shareholders of Treasury Reserve Fund in liquidation of Treasury Reserve Fund, which will be terminated as a series of FAF. Each Treasury Reserve Fund shareholder shall receive Treasury Obligations Fund, Reserve shares with an aggregate net asset value equal to the aggregate net asset value of Treasury Reserve Fund shares owned by such Treasury Reserve Fund shareholder immediately prior to the closing of this Reorganization. This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization-Federal Income Tax Considerations" for additional tax-related information. Shareholders should consult their tax advisors to determine the actual impact of a Reorganization in light of their individual tax circumstances.

      The board of directors of FAF has approved the proposed Reorganization. You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. A vote to approve the Reorganization Plan will be considered a vote in favor of an amendment to the Articles effecting a Reorganization. The amendment is included as Exhibit 1 to the Reorganization Plan which is included as Appendix A to this Prospectus/Proxy Statement. Because shareholders of Treasury Reserve Fund are being asked to approve transactions that will result in their holding Treasury Obligations Fund, Reserve shares, this Prospectus/Proxy Statement also serves as a Prospectus for Treasury Obligations Fund, Reserve shares.


      Treasury Reserve Fund and Treasury Obligations Fund are separate diversified series of FAF, a Minnesota corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). U.S. Bancorp Asset Management, Inc. (the "Advisor") is the investment advisor for both Funds. The investment objective of Treasury Reserve Fund is identical to that of Treasury Obligations Fund - both Funds seek maximum current income consistent with the preservation of capital and maintenance of liquidity. Both Funds seek to meet this investment objective by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. There are no material differences in risk between the two Funds.

      This Prospectus/Proxy Statement explains concisely the information about Treasury Obligations Fund, Reserve shares that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Funds and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

      - Prospectus relating to Treasury Reserve Fund, dated December 1, 2004, including any supplements.

      - Statement of Additional Information relating to Treasury Reserve Fund, dated December 1, 2004.

      - Annual report relating to Treasury Reserve Fund for the fiscal year ended September 30, 2004.

      - Semi-annual report relating to Treasury Reserve Fund for the six-month period ended March 31, 2005.

      - Statement of Additional Information, dated July 1, 2005, relating to this Prospectus/Proxy Statement and the Reorganization (the "Reorganization SAI"), including the preliminary Statement of Additional Information relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005, which is included as Appendix A to the Reorganization SAI.

      The above-referenced Prospectus, annual and semi-annual reports, and Statements of Additional Information are incorporated into this Prospectus/Proxy Statement by reference, which means that the information contained in those documents is legally considered to be part of this Prospectus/Proxy Statement. In addition, the preliminary Prospectus relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005, is included as Appendix B to this Prospectus/Proxy Statement.

      For a free copy of Treasury Reserve Fund's Prospectus, Statement of Additional Information, annual report or semi-annual report, or for a free copy of the Reorganization SAI (which includes, as Appendix A, the preliminary Statement of Additional Information relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005), please call (800) 677-3863 or write to First American Funds, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

      THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THESE FUNDS.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY.........................................................................    1
      The Proposed Reorganization...............................................    1
      Comparison of Fund Expenses...............................................    2
      Examples of Fund Expenses.................................................    3
      Comparison of Fund Investment Objectives and Investment Strategies........    3
      Additional Investment Strategies..........................................    4
      Comparison of Fund Performance............................................    5
      Form of Organization......................................................    6
      Investment Advisory Services..............................................    6
      Operations of Treasury Obligations Fund Following the Reorganization......    7
      Federal Income Tax Consequences of the Reorganization.....................    7

PRINCIPAL RISK FACTORS..........................................................    7
      Principal Risks Common to Both Funds......................................    8
      Principal Risks Applicable Only to Treasury Reserve Fund..................    8

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION
  PROCEDURES....................................................................    8
      Purchase and Redemption Procedures and Exchange Privileges................    9
      Dividends and Other Distributions.........................................    9

INFORMATION ABOUT THE REORGANIZATION............................................    9
      Agreement and Plan of Reorganization......................................    9
      Reasons for the Reorganization............................................   11
      Description of Securities to be Issued....................................   13
      Federal Income Tax Considerations.........................................   13
      Capitalization............................................................   14

FINANCIAL HIGHLIGHTS............................................................   15

VOTING INFORMATION..............................................................   17
      General Information.......................................................   17
      Voting Rights and Required Vote...........................................   18
      Outstanding Shares........................................................   19
      Shareholder Rights........................................................   19

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................   19

ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................   19

MISCELLANEOUS...................................................................   20
      Legal Matters.............................................................   20
      Experts...................................................................   20
      Other Business............................................................   20

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES..........   20

BOARD RECOMMENDATION............................................................   21

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION...............................   A-1

APPENDIX B - PRELIMINARY PROSPECTUS RELATING TO TREASURY OBLIGATIONS FUND,
RESERVE SHARES, DATED MAY 20, 2005..............................................  A-17

                                     SUMMARY


      The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, which includes the Agreement and Plan of Reorganization attached as Appendix A and the preliminary Prospectus relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005, attached as Appendix B, and in the Prospectus relating to Treasury Reserve Fund, dated December 1, 2004, including any supplements, which is incorporated herein by reference. This summary may not contain all of the information that is important to you. Shareholders should read the entire Prospectus/Proxy Statement for more complete information.


THE PROPOSED REORGANIZATION

      The board of directors of FAF considered and approved the Reorganization at a meeting of the board held on May 3-5, 2005. The Reorganization would combine Treasury Reserve Fund into Treasury Obligations Fund. The Reorganization is proposed to be accomplished pursuant to the Reorganization Plan, which provides for the acquisition of all the assets of Treasury Reserve Fund by Treasury Obligations Fund, in exchange solely for shares of a newly created share class of Treasury Obligations Fund, to be known as Treasury Obligations Fund, Reserve shares, and the assumption by Treasury Obligations Fund of all Treasury Reserve Fund's liabilities. Approval of the Reorganization will be determined solely by a vote of the majority of outstanding shares of Treasury Reserve Fund.

      If the Reorganization is approved and other closing conditions are satisfied, Treasury Reserve Fund will cease to exist and the shareholders of Treasury Reserve Fund will become holders of Treasury Obligations Fund, Reserve shares. You will receive Treasury Obligations Fund, Reserve shares of the same total value as Treasury Reserve Fund shares you hold as of the closing date of the Reorganization.

      Treasury Reserve Fund and Treasury Obligations Fund have identical investment objectives - both Funds seek maximum current income consistent with the preservation of capital and maintenance of liquidity. Both Funds seek to meet this investment objective by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. For more complete information regarding the investment objectives, principal investment strategies and principal risk factors of Treasury Reserve Fund compared with those of Treasury Obligations Fund, please refer to the "Summary - Comparison of Fund Investment Objectives and Investment Strategies" and "Principal Risk Factors" sections below.

      The Reorganization will not affect your right to purchase and redeem shares or to receive dividends and other distributions. However, unlike Treasury Reserve Fund shares, Treasury Obligations Fund, Reserve shares may not be exchanged for shares of any other First American Fund or any other class of Treasury Obligations Fund shares. No sales charges will be imposed on the issuance of Treasury Obligations Fund, Reserve shares as a result of the Reorganization.

      As described more fully below under "Information about the Reorganization
- Reasons for the Reorganization," the board of directors, which is composed solely of directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), has concluded that the Reorganization is in the best interests of the shareholders of Treasury Reserve Fund and Treasury Obligations Fund and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the board of directors has approved the Reorganization and has submitted the Reorganization Plan for approval by Treasury Reserve Fund's shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION OF TREASURY RESERVE FUND.

COMPARISON OF FUND EXPENSES

      As an investor, you pay fees and expenses to buy and hold shares of a Fund. Shareholder fees are paid directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from Fund assets. Treasury Obligations Fund does not charge any shareholder fees in connection with the purchase or sale of Reserve shares.

      The following table allows you to compare the shareholder fees and annual fund operating expenses that you may pay for buying and holding Treasury Reserve Fund shares and Treasury Obligations Fund, Reserve shares.

      As shown in the tables below, the shareholder fees for Treasury Reserve Fund and for Treasury Obligations Fund, Reserve shares are nearly identical, except that Treasury Obligations Fund, Reserve shares does not charge an annual maintenance fee. Shareholders will not pay any initial or deferred sales charge in connection with the Reorganization.

      The table below also compares the annual fund operating expenses as a percentage of average daily net assets for each Fund. After contractual fee waivers and expense reimbursements, which are in place through at least June 30, 2006, the net operating expenses of Treasury Obligations Fund, Reserve shares will be identical to those of Treasury Reserve Fund.


                                                        Treasury Obligations Fund,
                                Treasury Reserve Fund   Reserve shares (pro forma)
                                ---------------------   --------------------------
SHAREHOLDER FEES

Maximum Sales Charge (Load)     None                    None

Maximum Deferred Sales Charge
(Load)                          None                    None

Annual Maintenance Fee
Only charged to accounts with
balances below $500             $  50(1)                None

ANNUAL FUND OPERATING
EXPENSES(2)
as a % of average net assets

Management Fees                  0.10%                   0.10%

Distribution (12b-1) Fees        0.50%                   0.50%

Other Expenses

   Shareholder Servicing Fee     0.25%                   0.25%

   Miscellaneous                 0.16%                   0.15%

Total Annual Fund Operating
Expenses                         1.01%                   1.00%

Less Waiver of Fund Expenses    (0.07%)                 (0.06%)

NET CONTRACTUAL OPERATING
EXPENSES                         0.94%                   0.94%


------------------------
(1) Treasury Reserve Fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services - Selling Shares, Accounts with Low Balances" in the Prospectus for Treasury Reserve Fund, dated December 1, 2004, as supplemented.


(2)Annual Fund Operating Expenses are based on the Funds' most recently completed fiscal year. The Advisor has contractually agreed to waive fees and reimburse other Fund expenses for Treasury Reserve Fund and for Treasury Obligations Fund, Reserve shares until June 30, 2006, so that Net Expenses for both Funds will not exceed 0.94%. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2006, at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the board of directors. The Net Contractual Operating Expenses shown in the table above reflect current contractual fee waivers.


EXAMPLES OF FUND EXPENSES

      This example is intended to help you compare the cost of investing in Treasury Reserve Fund with the cost of investing in Treasury Obligations Fund, Reserve shares, as well as other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs for investing in Treasury Reserve Fund and in Treasury Obligations Fund, Reserve shares would be:

                                    Treasury Obligations
            Treasury Reserve Fund   Fund, Reserve shares
            ---------------------   --------------------
1 year             $    96                 $    96
3 years            $   315                 $   312
5 years            $   551                 $   547
10 years           $ 1,230                 $ 1,219

COMPARISON OF FUND INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES


      Treasury Reserve Fund and Treasury Obligations Fund have an identical investment objective - both Funds seek maximum current income consistent with the preservation of capital and maintenance of liquidity. A Fund's objective may be changed without shareholder approval. If a Fund's objective changes, you will be notified at least 60 days in advance. Please remember: there is no guarantee that either Fund will achieve its objective.



      Each Fund seeks to meet its investment objective by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. A Fund's principal investment strategies are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's objectives.


      Both Funds hold themselves out as money market funds and seek to maintain a net asset value of $1.00 per share, although there is no assurance that they will do so. Both Funds comply with SEC regulations limiting the maximum maturity, average maturity, and credit quality of the investments which a money market fund can make.


      The following table compares the investment objective and principal investment strategies of Treasury Reserve Fund with the investment objective and principal investment strategies of Treasury Obligations Fund, Reserve shares:


                        TREASURY RESERVE FUND                              TREASURY OBLIGATIONS FUND
             ------------------------------------------------   ------------------------------------------------
Investment   Seeks maximum current income consistent with the   Seeks maximum current income consistent with the
Objective:   preservation of capital and maintenance of         preservation of capital and maintenance of
             liquidity.                                         liquidity.

Investment   Invests exclusively in short-term U.S. Treasury    Invests exclusively in short-term U.S. Treasury
Strategy:    obligations and repurchase agreements secured by   obligations and repurchase agreements secured by
             U.S. Treasury obligations.  The U.S. Treasury      U.S. Treasury obligations.  The U.S. Treasury
             obligations in which the Fund invests include      obligations in which the Fund invests include
             U.S. Treasury bonds, notes, and bills.  These      U.S. Treasury bonds, notes, and bills.  These
             types of Treasury securities are essentially the   types of Treasury securities are essentially the
             same except for differences in interest rates,     same except for differences in interest rates,
             maturities, and dates of issuance.  U.S.           maturities, and dates of issuance.  U.S.
             Treasury obligations are backed by the full        Treasury obligations are backed by the full
             faith and credit of the United States government.  faith and credit of the United States government.

             When selecting securities for the Fund, the        When selecting securities for the Fund, the
             portfolio managers first consider general          portfolio managers first consider general
             economic factors, market conditions, and the       economic factors, market conditions, and the
             short-term interest rate environment in            short-term interest rate environment in
             determining what types of short-term instruments   determining what types of short-term instruments
             to purchase.  The portfolio managers then select   to purchase.  The portfolio managers then select
             the specific instruments to be purchased.          the specific instruments to be purchased.

             Under normal market conditions, the Fund invests   Under normal market conditions, the Fund invests
             at least 80% of its assets in U.S. Treasury        at least 80% of its assets in U.S. Treasury
             obligations.  The Fund will provide shareholders   obligations.  The Fund will provide shareholders
             with at least 60 days notice before changing       with at least 60 days notice before changing
             this policy.                                       this policy.

             The Fund is authorized to lend securities          The Fund is not authorized to engage in
             representing up to one-third of the value of its   securities lending.
             total assets to broker-dealers, banks, and other
             institutions in order to generate additional
             income.  However, the Fund historically has not
             engaged in securities lending transactions.

ADDITIONAL INVESTMENT STRATEGIES

      In addition to the securities specified in the table above, the Funds also may invest in other money market funds that invest in the same types of securities, including other money market funds advised by the Advisor. To avoid duplicative investment advisory fees, when a Fund invests in another money market fund advised by the Advisor, the Advisor reimburses the Fund an amount equal to the Fund's proportionate share of the investment advisory fee paid by the other money market fund to the Advisor. If the Fund invests in money market funds advised by another investment advisor, you will bear both your proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.


      The principal investment strategies discussed above are the strategies that the Advisor believes are most likely to be important in trying to achieve the Funds' objectives. You should be aware that each Fund may also use other, non-principal strategies and invest in securities that are not described in this Prospectus/Proxy Statement, but that are described in each Fund's Statement of Additional Information ("SAI"). For a copy of either Fund's SAI, call Investor Services at (800) 677-3863.

COMPARISON OF FUND PERFORMANCE

      The following illustrations provide you with information on the volatility and performance of Treasury Reserve Fund and Treasury Obligations Fund. Of course, the Funds' past performance is not necessarily an indication of how the Funds will perform in the future.

      The bar charts show you how performance of the Funds' shares have varied from year to year. The tables illustrate the Funds' average annual total returns over different time periods. Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Funds' performance would be reduced.

      Because Treasury Obligations Fund, Reserve shares have not been offered prior to the date of this Prospectus/Proxy Statement, information is provided for Treasury Obligations Fund, Class A shares, which are offered through another Prospectus. Reserve shares and Class A shares are invested in the same portfolio of securities, but Reserve Share returns are expected to be lower because the shares expect to have higher operating expenses.

TREASURY RESERVE FUND
ANNUAL TOTAL RETURNS as of 12/31 each year(1)

ANNUAL TOTAL RETURNS
1995           5.26%
1996           4.77%
1997           4.86%
1998           4.61%
1999           4.06%
2000           5.24%
2001           3.15%
2002           0.95%
2003           0.26%
2004           0.41%

Best Quarter ended:    December 31, 2000
                       1.33%

Worst Quarter ended:   June 30, 2004
                       0.03%

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/04(1)              Inception Date    One Year        Five Years      Ten Years
----------------------------   --------------    --------        ----------      ---------
Treasury Reserve Fund             4/15/89         0.41%            1.98%           3.34%

----------------------------
(1) Total return for the period from 1/1/05 through 3/31/05 was 0.35%.

TREASURY OBLIGATIONS FUND

ANNUAL TOTAL RETURNS as of 12/31 each year (Class A)(1,2)

2002    1.12%
2003    0.42%
2004    0.60%

Best Quarter ended:         March 31, 2002
                            0.32%

Worst Quarter ended:        June 30, 2004
                            0.07%

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/04(1)                            Inception Date         One Year            Since Inception
----------------------------                 --------------         --------            ---------------
Treasury Obligations Fund (Class A)(2)          9/24/01               0.60%                 0.80%

-------------------------------
(1) Total return for the period from 1/1/05 through 3/31/05 was 0.39%.

(2) Prior to 12/1/03, the Class A shares were named "Class S" shares.

      In deciding to approve the Reorganization, the board of directors considered the Funds' relative yields before expenses and noted that the Funds' yields before expenses for 7-day and 30-day periods ending April 30, 2005 were nearly identical. For additional information regarding the Funds' yields before expenses and the board's deliberations, please see "INFORMATION ABOUT THE REORGANIZATION - Reasons for the Reorganization," below.

FORM OF ORGANIZATION

      The Funds are separate series of First American Funds, Inc., a Minnesota corporation. FAF is organized as a series fund. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund).

INVESTMENT ADVISORY SERVICES

      Treasury Reserve Fund and Treasury Obligations Fund each have the same investment advisor, U.S. Bancorp Asset Management, Inc. Pursuant to an Investment Advisory Agreement with FAF, the Advisor manages the Funds' business and investment activities, subject to the authority of the board of directors. The Funds are managed by a team of persons associated with the Advisor.

      The Advisor is located at 800 Nicollet Mall, Minneapolis, MN 55402. The Advisor is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp). The

Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of March 31, 2005, the Advisor and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $52 billion.

      As described above in "Comparison of Fees," the Funds pay the Advisor a monthly fee for providing investment advisory services. The contractual investment advisory fee for each Fund accrues at an annual rate of 0.10% of the Fund's net assets. The Advisor has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain each Fund's total expense ratio at its current level (0.94%) at least through June 30, 2006.

OPERATIONS OF TREASURY OBLIGATIONS FUND FOLLOWING THE REORGANIZATION

      Based on its review of Treasury Reserve Fund's and Treasury Obligations Fund's investment portfolios, the Advisor believes that the assets held by Treasury Reserve Fund will be consistent with the assets held by Treasury Obligations Fund and thus can be transferred to and held by Treasury Obligations Fund if the Reorganization Plan is approved.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

      As a condition to the closing of the Reorganization, FAF will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders will not recognize taxable gain or loss as a direct result of the Reorganization. A Treasury Reserve Fund shareholder's tax basis in Treasury Obligations Fund, Reserve shares that the shareholder receives in the Reorganization will be the same as the tax basis in Treasury Reserve Fund shares the shareholder constructively exchanges therefor, and the shareholder's holding period for those Treasury Obligations Fund, Reserve shares will include the shareholder's holding period for those Treasury Reserve Fund shares. In addition, Treasury Obligations Fund's tax basis in the assets it receives from Treasury Reserve Fund will be the same as the latter's tax basis therein, and Treasury Obligations Fund's holding period for those assets will include Treasury Reserve Fund's holding period therefor immediately before the Reorganization.

      You should separately consider any state, local and other tax consequences in consultation with your tax advisor. See "Information About the Reorganization
- Federal Income Tax Considerations" below for more detailed information about federal income tax considerations.

                             PRINCIPAL RISK FACTORS


      As indicated above, the investment objective of Treasury Reserve Fund is identical to that of Treasury Obligations Fund. In addition, each Fund seeks to meet its objective by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. Because of these similarities, the risks associated with an investment in Treasury Obligations Fund are very similar to those associated with investing in Treasury Reserve Fund. The following sections summarize, first, the principal risks which are common to both Funds; and second, the principal risks to which Treasury Reserve Fund, but not Treasury Obligations Fund, is subject. Treasury Obligations Fund is not subject to any principal risks which are not common to both Funds. There are no material differences in risk between the two Funds.

PRINCIPAL RISKS COMMON TO BOTH FUNDS

      Investments in Treasury Reserve Fund and Treasury Obligations Fund are subject to the following principal risks which are common to both Funds:

      - Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. A major change in interest rates or a default on a repurchase agreement held by the Funds could cause the value of your investment to decline.

      - The level of income you receive from the Funds will be affected by movements in short-term interest rates.

      - By investing solely in U.S. Treasury obligations and repurchase agreements secured by those securities, the Funds may offer less income than a money market fund investing in other high-quality money market securities.

PRINCIPAL RISKS APPLICABLE ONLY TO TREASURY RESERVE FUND

      Although Treasury Reserve Fund is authorized to engage in securities lending, historically it has not done so. If the Fund did loan its portfolio securities, it would receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund would risk a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund would enter into loan arrangements only with institutions which the Advisor has determined are creditworthy under guidelines established by the board of directors.

         COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND
                             REDEMPTION PROCEDURES

      The distribution arrangements applicable to Treasury Reserve Fund are identical to the distribution arrangements applicable to Treasury Obligations Fund, Reserve shares.

      Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares pursuant to distribution agreements applicable to the Funds. These agreements are referred to collectively as the "Distribution Agreements." The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

      Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The shares of the Funds are distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

      Under the Distribution Agreements, Treasury Reserve Fund pays the Distributor distribution fees equal to 0.50% of average net assets, and Treasury Obligations Fund will pay distribution fees of the same amount with respect to the Reserve shares. The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the board members of FAF and by the vote of the majority of those board members of FAF who are not interested persons of

FAF and who have no direct or indirect financial interest in the operation of FAF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

      Treasury Reserve Fund pays the Advisor a shareholder servicing fee at an annual rate of 0.25% of its average daily net assets for providing or arranging for the provision of shareholder services to the holders of its shares. Treasury Obligations Fund will pay the Advisor a shareholder servicing fee of the same amount with respect to the Reserve shares. In addition to distribution and/or shareholder servicing fees paid by the Funds, the Advisor or one of its affiliates may make payments to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

      For more complete information concerning the distribution and shareholder servicing arrangements applicable to Treasury Reserve Fund and Treasury Obligations Fund, including applicable fees and expenses, please see the SAI for each Fund. For a copy of the SAI for either Fund, call Investor Services at
(800) 677-3863.

PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES

      The purchase and redemption procedures for Treasury Reserve Fund and Treasury Obligations Fund, Reserve shares are identical. However, unlike Treasury Reserve Fund shares, Treasury Obligations Fund, Reserve shares may not be exchanged for shares of any other First American Fund or any other class of Treasury Obligations Fund shares. For more complete information concerning these procedures and privileges, please see the preliminary Prospectus for Treasury Obligations Fund, Reserve shares, dated May 20, 2005, which is included as Appendix B to this Prospectus/Proxy Statement, and the Prospectus for Treasury Reserve Fund, dated December 1, 2004, including any supplements, which is incorporated by reference herein.

DIVIDENDS AND OTHER DISTRIBUTIONS; TAXES

      The Funds' policies regarding dividends and other distributions are identical. Dividends from each Funds' net investment income are declared daily and paid monthly. Dividends will be reinvested in additional shares of the same Fund, unless you request that distributions be reinvested in another First American fund or paid in cash.

      Each Fund has qualified, and intends to continue to qualify, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To remain qualified for that treatment, a Fund must distribute at least 90% of its taxable income, diversify its holdings as required by the Code, and meet certain other requirements. While so qualified, so long as a Fund distributes to its shareholders all of its investment company taxable income and any net realized capital gain, that Fund will not be required to pay any federal income tax on the distributed amounts.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

      The terms and conditions under which the proposed Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

      The Reorganization Plan provides, with respect to the Reorganization, for
(a) Treasury Obligations Fund's acquisition, as of the close of business on the date of the closing of the Reorganization or other time FAF determines (the "Effective Time"), of all of the assets of Treasury Reserve Fund in exchange solely for Treasury Obligations Fund, Reserve shares and Treasury Obligations Fund's assumption of all Treasury Reserve Fund's liabilities and (b) the distribution of Treasury Obligations Fund, Reserve shares to Treasury Reserve Fund's shareholders.

      Treasury Reserve Fund's assets to be acquired by Treasury Obligations Fund include, but are not limited to, all cash, securities and dividends or interest receivable and other property which are assets belonging to Treasury Reserve Fund as of the Effective Time. Treasury Obligations Fund will assume from Treasury Reserve Fund all liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Treasury Reserve Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, and legal and audit fees).

      The value of Treasury Reserve Fund's assets to be acquired by Treasury Obligations Fund and the net asset value ("NAV") per share of Treasury Obligations Fund, Reserve shares to be exchanged for those assets will be determined as of 3:30 p.m. Central time on the date of the Reorganization closing, using the valuation procedures set forth in FAF's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act. Treasury Reserve Fund's net value will be the value of its assets as so determined, less the amount of its liabilities determined as of such time.

      At, or as soon as practicable after, the Effective Time, Treasury Reserve Fund will distribute the Treasury Obligations Fund, Reserve shares it receives in the Reorganization pro rata to its shareholders of record as of the Effective Time, so that each shareholder will receive a number of full and fractional Treasury Obligations Fund, Reserve shares that is equal in aggregate value to the shareholder's Treasury Reserve Fund shares. The shares will be distributed by opening accounts on Treasury Obligations Fund's books in the names of the shareholders and by transferring to those accounts the shares previously credited to Treasury Reserve Fund's account on those books. Fractional Treasury Obligations Fund, Reserve shares will be rounded to the third decimal place. Treasury Reserve Fund will be terminated as soon as practicable after the share distribution.

      Because Treasury Obligations Fund, Reserve shares will be issued at their NAV in exchange for the net assets of Treasury Reserve Fund, the aggregate value of Treasury Obligations Fund, Reserve shares issued to shareholders in the Reorganization will equal the aggregate value of Treasury Reserve Fund shares they surrender. The Reorganization will not result in dilution of any shareholder's interest.

      Because both Funds seek to maintain a net asset value of $1.00 per share, it is expected that you will receive the same number of Treasury Obligations Fund, Reserve shares in the Reorganization as you held in Treasury Reserve Fund before the Reorganization. For purposes of calculating the exchange ratio between the two Funds, their respective net asset values will be calculated based on amortized cost valuation procedures which have been adopted by the board of directors pursuant to SEC rules governing money market funds. The Reorganization Plan provides that if the net asset value per share of the Treasury Obligations Fund, Reserve shares to be issued in the Reorganization and of the Treasury Reserve Fund shares to be surrendered in the Reorganization, based on "mark-to-market" valuations of the respective Funds' assets immediately prior to the closing time of the Reorganization pursuant to the Funds' valuation procedures, differ from one another by $0.001 or more per share, the officers of FAF may (but are not required to) postpone the closing until such time as the net asset values per share differ from one another by less than $0.001 per share.

      Any transfer taxes payable on the issuance of Treasury Obligations Fund, Reserve shares in a name other than that of the registered shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Treasury Reserve Fund to a public authority will continue to be its responsibility until it is dissolved.

      The Advisor will bear the entire cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation. Neither Treasury Reserve Fund nor Treasury Obligations Fund will pay any of these expenses.


      The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by FAF. FAF may amend the Reorganization Plan in any manner, except that no amendment may be made subsequent to the Meeting that is to the detriment of Treasury Reserve Fund shareholders without their further approval. FAF will not waive any conditions set forth in the Reorganization Plan and will not make any amendments to the Reorganization Plan unless the board of directors of FAF concludes that such waiver or such amendment will not have a material adverse impact on the shareholders of Treasury Reserve Fund and will be in the best interests of the shareholders of both Funds. In addition, FAF's Bylaws and Articles of Incorporation as a mechanical matter require an amendment to FAF's Articles of Incorporation in order for the proposed Reorganization to be effected.


REASONS FOR THE REORGANIZATION

      The board of directors of FAF considered and unanimously approved the proposed Reorganization at an in-person meeting held on May 3-5, 2005, following a written and verbal presentation by the Advisor and a question-and-answer session with the Advisor. In approving the Reorganization, the board, which is composed solely of Independent Directors, determined that the Reorganization is in the best interests of each Fund's shareholders and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization. In approving the Reorganization, the board considered several factors, including the following:

      - The compatibility of the Funds' investment objectives, policies, and restrictions: The board noted that the Funds' investment objectives are identical; that both Funds seek to meet their objectives by investing exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations; and that both Funds hold themselves out as money market funds and seek to maintain a net asset value of $1.00 per share.

      - The Funds' relative risks: The board noted that, in practice, the risks associated with investing in the two Funds are the same. Although Treasury Reserve Fund is authorized to engage in securities lending and Treasury Obligations Fund is not, the board noted that Treasury Reserve Fund historically has not engaged in securities lending.

      - The Funds' investment performance: The board noted that the yields before expenses for the 7-day and 30-day periods ending March 31, 2005 were 2.61% and 2.53%, respectively, for Treasury Reserve Fund and 2.62% and 2.54%, respectively, for Treasury Obligations Fund, Class A shares. The board considered this information and noted that the yields before expenses for the Funds for these periods were nearly identical.

      - The Funds' relative sizes: The board noted that Treasury Reserve Fund's net assets have fallen from approximately $2.8 billion at September 30, 2001 to approximately $1.0 billion at March 31, 2005, compared to Treasury Obligations Fund's net assets of approximately $9.3 billion at the latter date. Given the contraction of Treasury Reserve Fund's asset base, the board believed that the Reorganization may provide several benefits to that Fund's shareholders, including the reduction of duplicative expenses (i.e., audit fees, annual and semi-annual reports, blue sky fees, etc.) and the creation of a larger and potentially more stable fund for investment management. In addition, shareholders may benefit from economies of scale associated with higher asset levels.

      - The Funds' relative expenses: The board noted that Treasury Reserve Fund's and Treasury Obligations Fund's contractual investment advisory fees are the same. It also noted that the Advisor has contractually agreed to waive fees and reimburse expenses to maintain Treasury Obligations Fund, Reserve shares' total expense ratio at the same level at which Treasury

            Reserve Fund's expenses are currently maintained through at least June 30, 2006.

            The Advisor informed the board that absent the Advisor's contractual fee waivers for the two Funds, the total expense ratio for Treasury Obligations Fund, Reserve shares would be one basis point less than the total expense ratio for Treasury Reserve Fund. Thus, following the Reorganization, Treasury Reserve Fund shareholders will have the same total expense ratio on an after-waiver basis and a slightly lower total expense ratio on a before-waiver basis.

      - The portfolio composition of the Funds: The board noted that the two Funds' investment portfolios are compatible with each other, so that the Advisor anticipates little or no rebalancing in connection with the Reorganization.

      - The tax consequences of the Reorganization: The board noted that the Reorganization is expected to be tax-free to shareholders of both Funds, which it believes is in their best interests.

      - The investment experience, expertise, and results of each Fund's portfolio managers: The board noted that the same portfolio management team manages both Funds. It considered the investment experience, expertise, and results of this team, and concluded that it is comfortable with the team.

      - The effect of the Reorganization on each Fund's shareholders' rights: The board noted that the rights of the shareholders of both Funds are identical.

      - Expenses of the Reorganization: The board noted that the Advisor has agreed to pay the expenses associated with the Reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the Meeting, so that no shareholders of either Fund will effectively bear these expenses.

      - The alternatives to the Reorganization: The board could have decided to continue Treasury Reserve Fund in its present form, but believed this was not in shareholders' best interests given the substantial contraction of its asset base since 2001. Because Treasury Obligations Fund is so similar to Treasury Reserve Fund, is managed by the same portfolio management team, and has formed a new share class with a similar expense structure, the board did not seek to combine Treasury Reserve Fund with another money market fund advised by a different investment advisor.

      - The potential benefits of the Reorganization to the Advisor and its affiliates: The board recognized that the Advisor may benefit from the Reorganization. To the extent that Treasury Obligations Fund realizes economies of scale, the Advisor may spend less in connection with its contractual and voluntary fee waivers following the Reorganization than it does today. In addition, the Advisor might be able to reduce its expenditures for investment advisory and marketing services following the discontinuation of Treasury Reserve Fund. While the board recognized that the Advisor and its affiliates, as well as Fund shareholders, might benefit from the proposed Reorganization, it did not view this as a reason not to approve the transaction.

      The board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and to recommend its approval by Treasury Reserve Fund's shareholders.

DESCRIPTION OF SECURITIES TO BE ISSUED

      FAF is registered with the SEC as an open-end management investment company. Fund shares entitle their holders to one vote per full share and fractional votes for fractional shares held. If the Reorganization Plan is approved with respect to Treasury Reserve Fund, each shareholder thereof will receive Treasury Obligations Fund, Reserve shares having a net asset value equal to the total net asset value of their Treasury Reserve Fund shares.

FEDERAL INCOME TAX CONSIDERATIONS

      The exchange of Treasury Reserve Fund's assets for shares of Treasury Obligations Fund, Reserve shares and Treasury Obligations Fund's assumption of Treasury Reserve Fund's liabilities, and the subsequent distribution of those shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. FAF will receive a tax opinion from Dorsey & Whitney LLP substantially to the effect that:

      (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Treasury Obligations Fund and Treasury Reserve Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

      (2) Treasury Reserve Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Treasury Obligations Fund, Reserve shares. Treasury Reserve Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Treasury Reserve Fund which are distributed by Treasury Reserve Fund prior to the Effective Time;

      (3) the tax basis of Treasury Obligations Fund, Reserve shares received by each Treasury Reserve Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Treasury Reserve Fund shares exchanged therefor;

      (4) the holding period of Treasury Obligations Fund, Reserve shares received by each Treasury Reserve Fund shareholder pursuant to the Reorganization will include the period during which each Treasury Reserve Fund shareholder held Treasury Reserve Fund Shares exchanged therefor, provided that Treasury Reserve Fund shares were held as a capital asset at the Effective Time;

      (5) Treasury Reserve Fund will recognize no income, gain or loss by reason of the Reorganization;

      (6) Treasury Obligations Fund will recognize no income, gain or loss by reason of the Reorganization;

      (7) the tax basis of the assets received by Treasury Obligations Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Treasury Reserve Fund as of the Effective Time;

      (8) the holding period of the assets received by Treasury Obligations Fund pursuant to the Reorganization will include the period during which such assets were held by Treasury Reserve Fund; and

      (9) Treasury Obligations Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Treasury Reserve Fund as of the Effective Time.

      The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Treasury Reserve Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

      The table below reflects the capitalization of each Fund as of March 31, 2005 and pro forma capitalization for the combined Funds as of the same date:

                     TREASURY          TREASURY
                   RESERVE FUND     OBLIGATIONS FUND    PRO FORMA - TREASURY OBLIGATIONS FUND
                 -----------------  ------------------  -------------------------------------
NET ASSETS

    Class A      $1,023,170,094.55  $ 1,050,798,928.86          $  1,050,798,928.86

    Class D                    N/A  $ 4,833,066,635.12          $  4,833,066,635.12

    Class Y                    N/A  $ 2,710,150,559.46          $  2,710,150,559.46

    Class Z                    N/A  $   667,529,238.88          $    667,529,238.88

 Piper Jaffray                 N/A  $    42,985,088.73          $     42,985,088.73
    Shares

Reserve shares                 N/A                 N/A          $  1,023,170,094.55

     TOTAL       $1,023,170,094.55  $ 9,304,530,451.05          $ 10,327,700,545.60

    SHARES
  OUTSTANDING

    Class A      1,023,193,233.263   1,050,774,560.247            1,050,774,560.247

    Class D                    N/A   4,833,116,802.600            4,833,116,802.600

    Class Y                    N/A   2,710,180,976.360            2,710,180,976.360

    Class Z                    N/A     667,529,190.790              667,529,190.790

 Piper Jaffray                 N/A      42,984,771.120               42,984,771.120
    Shares

 Reserve shares                N/A                N/A          1,023,193,233.263

NET ASSET VALUE
   PER SHARE

    Class A      $            1.00  $             1.00         $            1.00

    Class D                    N/A  $             1.00         $            1.00

    Class Y                    N/A  $             1.00         $            1.00

    Class Z                    N/A  $             1.00         $            1.00

 Piper Jaffray                 N/A  $             1.00         $            1.00
    Shares

 Reserve shares                N/A                N/A          $            1.00

                              FINANCIAL HIGHLIGHTS

      The financial highlights table set forth below is intended to help you understand Treasury Reserve Fund's financial performance for the past five years. Total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference into the Reorganization SAI.

TREASURY RESERVE FUND(1)

as of March 31, 2005

                                              FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL PERIOD  FISCAL PERIOD  FISCAL PERIOD
                                FISCAL PERIOD    ENDED        ENDED        ENDED        ENDED           ENDED          ENDED
                                 ENDED MARCH   SEPTEMBER    SEPTEMBER    SEPTEMBER   SEPTEMBER 30,   OCTOBER 31,    NOVEMBER 30,
                                 31, 2005(2)   30, 2004      30, 2003    30, 2002        2001           2000            1999
                                ------------- -----------  -----------  -----------  -------------  -------------  --------------
NET ASSET VALUE, BEGINNING OF   $       1.00  $      1.00  $      1.00  $      1.00  $        1.00  $        1.00  $         1.00
PERIOD

Net Investment Income                  0.006        0.002        0.004        0.011          0.039          0.050           0.040

Less Distributions

Dividends (from net investment        (0.006)      (0.002)      (0.004)      (0.011)        (0.039)        (0.050)         (0.040)
income)

NET ASSET VALUE, END OF PERIOD  $       1.00  $      1.00  $      1.00  $      1.00  $        1.00  $        1.00  $         1.00

TOTAL RETURN(3)                         0.59%        0.21%        0.39%        1.15%          3.97%          5.04%           4.02%

Net Assets, End of Period       $  1,023,170  $ 1,227,097  $ 1,955,352  $ 2,794,773  $   2,760,479  $   2,284,168  $    1,049,641

Ratio of Expenses to Average            0.94%        0.94%        0.94%        0.94%          0.94%          0.99%           0.92%
Net Assets

Ratio of Net Investment Income          1.17%        0.18%        0.41%        1.15%          3.92%          4.98%           3.98%
to Average Net Assets

Ratio of Expenses to Average            1.01%        1.01%        1.00%        1.00%          0.95%          1.09%           1.08%
Net Assets (excluding waivers)

Ratio of Net Investment Income          1.10%        0.11%        0.35%        1.09%          3.91%          4.88%           3.82%
to average Net Assets
(excluding waivers)

----------------------
(1) The financial highlights for the Treasury Reserve Fund as set forth herein include the historical financial highlights of the Firstar U.S. Treasury Money Market Fund Class A shares. The assets of the Firstar U.S. Treasury Money Market Fund were acquired by the Treasury Reserve Fund on September 24, 2001. In connection with such acquisition, Class A shares of the Firstar U.S. Treasury Money Market Fund were exchanged for Class A shares of the Treasury Reserve Fund.

(2) For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return.

(3) Total return would have been lower had certain expenses not been waived.

      The financial highlights table set forth below is intended to help you understand Treasury Obligations Fund's financial performance for the past five years. Because Treasury Obligations Fund did not offer Reserve shares prior to the date of this Prospectus/Proxy Statement, the table that follows presents performance information about the currently outstanding Class A shares of the Fund. Total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund's Class A shares, assuming you reinvested all of your dividends and distributions. Class A shares have a distribution fee of 0.25% compared to the distribution fee for the Reserve Class shares of 0.50%. After applicable waivers, the Net Operating Expenses for Class A shares is 0.75% compared to 0.94% for the Reserve shares. Total returns for the Reserve shares would have been lower than the total returns for the Class A shares shown below given that Reserve shares expect to have higher operating expenses. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference into the Reorganization SAI.

TREASURY OBLIGATIONS FUND, CLASS A SHARES as of March 31, 2005

                                                   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR
                                   FISCAL PERIOD      ENDED          ENDED          ENDED       FISCAL PERIOD
                                    ENDED MARCH   SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  ENDED SEPTEMBER
                                    31, 2005(1)      2004(2)         2003           2002         30, 2001(3)
---------------------------------  -------------  -------------  -------------  -------------  ---------------
NET ASSET VALUE, BEGINNING OF      $        1.00  $        1.00  $        1.00  $        1.00  $         1.00
PERIOD

Net Investment Income                      0.007          0.004          0.006          0.013            0.001

Less Distributions

Dividends (from net investment            (0.007)        (0.004)        (0.006)        (0.013)          (0.001)
income)

NET ASSET VALUE, END OF PERIOD     $        1.00  $        1.00  $        1.00  $        1.00  $          1.00

TOTAL RETURN(4)                             0.68%          0.39%          0.56%          1.34%            0.05%

Net Assets, End of Period          $   1,050,794  $   1,197,325  $   1,354,195  $   1,648,326  $     2,035,433

Ratio of Expenses to Average                0.75%          0.75%          0.75%          0.75%            0.70%
Net Assets

Ratio of Net Investment Income to           1.36%          0.39%          0.57%          1.34%            2.46%
Average Net Assets

Ratio of Expenses to Average Net            0.80%          0.80%          0.80%          0.81%            0.82%
Assets (excluding waivers)

Ratio of Net Investment Income to           1.31%          0.34%          0.52%          1.28%            2.34%
average Net Assets (excluding
waivers)

----------------------
(1) For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return and portfolio turnover.

(2) On December 1, 2003, existing Class S shares of the Fund were designated as Class A shares.

(3) Class A shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.

(4) Total return would have been lower had certain expenses not been waived.

                               VOTING INFORMATION

GENERAL INFORMATION

      This Prospectus/Proxy Statement is being sent to shareholders of Treasury Reserve Fund, a series of FAF, in connection with a solicitation of proxies by the board of directors of FAF, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Treasury Reserve Fund on or about July 1, 2005.

      The board of directors of FAF has fixed the close of business on June 20, 2005, as the record date (the "Record Date") for determining the shareholders of Treasury Reserve Fund entitled to receive notice of the Meeting and to submit proxies, and for determining the number of shares for which proxies may be submitted, with respect to the Meeting or any adjournment thereof.

VOTING RIGHTS AND REQUIRED VOTE

      Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of Treasury Reserve Fund. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. Accordingly, an abstention will have the effect of a negative vote. Approval of the Reorganization Plan with respect to Treasury Reserve Fund will be considered approval of the amendment to the Amended and Restated Articles of Incorporation of FAF (which amendment is included as Exhibit 1 to the Reorganization Plan which is included as Appendix A to this Prospectus/Proxy Statement) required to effect the Reorganization.

      If a proxy that is properly executed and returned represents a broker "non-vote" (broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee holding the shares does not have discretionary voting power), the shares represented thereby will only be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast. Accordingly, broker non-votes will have the effect of negative votes.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Reorganization. You can also vote by telephone, with a toll-free call to the appropriate number on the proxy card, and through the Internet Website stated on the proxy card.

      You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card, or through the Internet Website stated on the proxy card. To be effective, your revocation must be received prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      Proxy solicitations will be made primarily by mail but may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of Treasury Reserve Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor. Neither Treasury Reserve Fund nor Treasury Obligations Fund will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

      If shareholders of Treasury Reserve Fund do not vote to approve the Reorganization, the directors of FAF will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Meeting to permit further proxy solicitation. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

      A shareholder of Treasury Reserve Fund who objects to the Reorganization will not be entitled under either Minnesota law or the Amended and Restated Articles of Incorporation of FAF to demand payment for, or an appraisal of, his or her shares.

      FAF does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FAF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by FAF in a reasonable period of time prior to that meeting.

      The votes of the shareholders of Treasury Obligations Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the proposed Reorganization.

OUTSTANDING SHARES

      The shareholders of Treasury Reserve Fund as of the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Treasury Reserve Fund owned as of the Record Date.

      As of the close of business on the Record Date, there were [INSERT NO. OF SHARES] shares in Treasury Reserve Fund outstanding. As of the close of business on the Record Date, there were no Reserve shares outstanding in Treasury Obligations Fund, as Reserve shares will be created only in the event that the shareholders of Treasury Reserve Fund approve the proposed reorganization. The capitalization of Treasury Reserve Fund is likely to be different on the date of the closing of the Reorganization as a result of daily share purchase and redemption activity.

SHAREHOLDER RIGHTS

      Treasury Reserve Fund and Treasury Obligations Fund are each separate series of FAF. Since both Funds are part of the same entity, there are no differences in shareholders' rights.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the Record Date, the directors and officers of FAF as a group owned less than one percent of Treasury Reserve Fund's outstanding shares, and FAF was aware that the following persons owned of record five percent or more of the outstanding shares of Treasury Reserve Fund: [COMPLETE]


                                            PERCENT
                                          OF TREASURY
 FUND/NAME AND ADDRESS OF    NUMBER OF      RESERVE
RECORD OR BENEFICIAL OWNER  SHARES OWNED     FUND
--------------------------  ------------  -----------

      As of the Record Date, there were no outstanding Reserve shares of Treasury Obligations Fund. Following the Reorganization, if approved, shareholders will hold Reserve shares in Treasury Obligations Fund proportionate to the shares held in Treasury Reserve Fund immediately prior to the Reorganization.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      Information concerning Treasury Reserve Fund in that Funds' current Prospectus and SAI (including any supplements) and information in the Reorganization SAI (including the preliminary Statement of Additional Information relating to Treasury Obligations Fund, Reserve shares, dated

May 20, 2005, which is included as Appendix A to the Reorganization SAI) is incorporated into this Prospectus/Proxy Statement by reference. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. In addition, the preliminary Prospectus relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005, is included as Appendix B to this Prospectus/Proxy Statement. For a free copy of Treasury Reserve Fund's Prospectus, Statement of Additional Information, annual report or semi-annual report, or for a free copy of the Reorganization SAI (including the preliminary Statement of Additional Information relating to Treasury Obligations Fund, Reserve shares, dated May 20, 2005), please call (800) 677-3863 or write to First American Funds, Inc., 800 Nicollet Mall, Minneapolis, MN 55402.

      Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at 75 West Jackson Boulevard, Chicago, Illinois 60604 and at 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) SEC-0330. In addition, the SEC maintains an Internet site that contains copies of the information. The address of the site is http://www.sec.gov.

                                  MISCELLANEOUS

LEGAL MATTERS

      Certain legal matters in connection with the issuance of Treasury Obligations Fund, Reserve shares as part of the Reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

EXPERTS

      The audited financial statements for the Funds, incorporated by reference into the Reorganization SAI, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report appearing in the Annual Report for the fiscal year ended September 30, 2004. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER BUSINESS

      The board of directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

               NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

      Please advise FAF, in care of U.S. Bancorp Asset Management, Inc., Mail Stop BC-MN-H05U, 800 Nicollet Mall, Minneapolis, MN 55402, whether other persons are beneficial owners of Treasury Reserve Fund shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                              BOARD RECOMMENDATION

      REQUIRED VOTE. Approval of the Reorganization Plan with respect to Treasury Reserve Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION OF YOUR TREASURY RESERVE FUND AND TO APPROVE THE REORGANIZATION PLAN WITH RESPECT TO YOUR TREASURY RESERVE FUND.

      JULY 1, 2005

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

               TREASURY RESERVE FUND AND TREASURY OBLIGATIONS FUND

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ___________, 2005, by and between Series D (also known as "Treasury Obligations Fund") (the "Acquiring Fund") of First American Funds, Inc., a Minnesota corporation ("FAF"), and Series G (also known as "Treasury Reserve Fund") (the "Acquired Fund") of FAF. The shares of the Acquiring Fund and the Acquired Fund designated in FAF's amended and restated articles of incorporation, as supplemented by certificates of designation filed through the date hereof, which are involved in this transaction are referred to herein by the names set forth in Section 1.01 of FAF's bylaws, as follows:

        Designation in Articles of
             Incorporation or
        Certificate of Designation                    Name Assigned in Bylaws
        --------------------------                    -----------------------
Series G, Class One Common Shares.............  Treasury Reserve Fund
Series D, Class Six Common Shares.............  Treasury Obligations Fund,
                                                Reserve shares

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of shares of common stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund, for all of the issued and outstanding shares of common stock, par value $.01 per share, of the Acquired Fund (the "Acquired Fund Shares"), all upon the terms and conditions hereinafter set forth in this Agreement. The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FAF's amended and restated articles of incorporation in the form attached hereto as Exhibit 1 (the "Amendment") to be adopted in accordance with the Minnesota Business Corporation Act.

      WITNESSETH:

      WHEREAS, FAF is a registered, open - end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

      WHEREAS, the Acquiring Fund offers, among others classes of shares, its Reserve shares, and the Acquired Fund offers one class of shares;

      WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

      WHEREAS, the Board of Directors of FAF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Reserve shares of the Acquiring Fund for all of the issued and outstanding shares of the Acquired Fund on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders and has made the determinations required by Rule 17a-8 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    EXCHANGE OF SHARES; REALLOCATION OF ASSETS AND LIABILITIES

      1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), each issued and outstanding Acquired Fund Share shall be, without further action, exchanged for that number of Reserve shares of the Acquiring Fund calculated in accordance with Article 2 hereof and the Amendment;

      1.2 (a) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, Special Liabilities associated with such assets, and General Assets and General Liabilities allocated to the Acquiring Fund, all in accordance with Article 7(b), (c) and
(d) of FAF's amended and restated articles of incorporation. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in said
Article 7(b), (c) and (d). Such assets belonging to the Acquired Fund to become assets belonging to the Acquiring Fund shall consist of all of the Acquired Fund's property, including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

      (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

      1.3 Pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, and legal and audit fees) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

      1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and, on behalf of the Acquired Fund, distribute (as provided in Article 2) to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "Acquired Fund Shareholders"), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the

Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and that class of Acquiring Fund Shares as determined in accordance with Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectuses and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

      1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    EXCHANGE RATIOS; VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

      2.1 The net asset value per share of the Acquired Fund's shares and the Acquiring Fund's Reserve shares shall be computed as of the Effective Time using the valuation procedures set forth in FAF's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

      2.2 The total number of the Acquiring Fund's Reserve shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Reserve shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

      2.3 At the Effective Time, the Acquiring Fund shall issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund Shareholders pro rata (based upon the ratio that the number of Acquired Fund shares owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares immediately prior to the Effective Time) the full and fractional Acquiring Fund Reserve shares to be issued by the Acquiring Fund pursuant to Section 2.2. Accordingly, each Acquired Fund Shareholder shall receive, at the Effective Time, Acquiring Fund Reserve shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

      2.4 It is understood and agreed that the net asset values referred to in Sections 2.1 through 2.3 shall be calculated based on the amortized cost valuation procedures that have been adopted by the Board of Directors of FAF. If the net asset value per share of the Acquiring Fund Reserve shares to be issued in the Reorganization and of the Acquired Fund Shares to be surrendered in the Reorganization, based on "mark to market" valuations of the respective Funds' assets immediately prior to the Effective Time pursuant to FAF's valuation procedures, differ from one another by $0.001 or more per share, the officers of FAF may (but are not required to) postpone the Effective Time until such time as the net asset values per share differ from one another by less than $0.001 per share.

3.    EFFECTIVE TIME OF CLOSING

      3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of 3:30 p.m. Central time on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

      3.2 The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that it holds the Acquired Fund's portfolio securities, cash, and any other assets being allocated to the Acquiring Fund pursuant to this Agreement.

      3.3 In the event that the Effective Time would occur on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

      3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS, WARRANTIES AND COVENANTS

      4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

      (a) FAF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

      (b) FAF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

      (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

      (d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The statement of assets and liabilities of the Acquired Fund as at September 30, 2004 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as at such date, and there are no known material contingent liabilities of the Acquired Fund as at such date not disclosed therein;

      (g) Since September 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph
(g), a decline in net asset value per share of the Acquired Fund (other than a decline to less than $1.00 per share), the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

      (h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

      (j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAF's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

      (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

      (n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

      (o) Since September 30, 2004, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

      (p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

      4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

      (a) FAF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

      (b) FAF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAF under the 1933 Act, is in full force and effect;

      (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Reserve shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

      (d) The Prospectuses and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

      (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (g) The statement of assets and liabilities of the Acquiring Fund as at September 30, 2004 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as at such date, and there are no known material contingent liabilities of the Acquiring Fund as at such date not disclosed therein;

      (h) Since September 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph
(h), a decline in net asset value per share of the Acquiring Fund (other than a decline to less than $1.00 per share), the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

      (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

      (k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

      (l) The Acquiring Fund Reserve shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective

Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Reserve shares and will be fully paid and non-assessable;

      (m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Reserve shares, and there is not outstanding any security convertible into any of the Acquiring Fund Reserve shares;

      (n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

      (o) Since September 30, 2004, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

      (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FAF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

      (q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

      (r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in the Acquiring Fund's amended and restated articles of incorporation, bylaws and Prospectuses and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

      (s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.

5.    FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

      5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement, the Amendment and the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

      5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

      6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

      7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

      7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

      7.4 At or prior to the Effective Time, the Acquired Fund's investment advisor, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      The following shall constitute further conditions precedent to the consummation of the Reorganization:

      8.1 This Agreement, the Amendment, and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of FAF's amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

      8.2 The Acquiring Fund's investment advisor shall have paid or agreed to pay the costs incurred by FAF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

      8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

      8.6 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their investment advisor and other service providers, substantially to the effect that:

      (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

      (ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

      (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor;

      (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

      (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

      (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

      (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

      (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

      (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

      8.7 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

9.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

      9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.   TERMINATION

      This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FAF's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund.

11.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: President (with a copy to Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, Attention: James D. Alt).

13.   HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

      13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

      13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      13 .4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

                                       FIRST AMERICAN FUNDS, INC., ON BEHALF OF
                                       ITS TREASURY
                                       RESERVE FUND

                                       BY ______________________________________

                                       ITS______________________________________

                                       FIRST AMERICAN FUNDS, INC., ON BEHALF OF
                                       ITS TREASURY OBLIGATIONS FUND

                                       BY ______________________________________

                                       ITS______________________________________

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           FIRST AMERICAN FUNDS, INC.

         The undersigned officer of First American Funds, Inc. (the "Corporation"), a Minnesota corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been approved by the Corporation's Board of Directors and the Corporation's shareholders in the manner required by the Minnesota Business Corporation Act:

         WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

         WHEREAS, it is desirable and in the best interests of the holders of the Series G shares of the Corporation (also known as "Treasury Reserve Fund") that the assets belonging to such series be sold to a separate portfolio of the Corporation which is known as "Treasury Obligations Fund" and which is represented by the Corporation's Series D shares, in exchange for shares of Treasury Obligations Fund which are to be delivered to former Treasury Reserve Fund holders;

         WHEREAS, Treasury Reserve Fund and Treasury Obligations Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Treasury Reserve Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Treasury Reserve Fund shares for Treasury Obligations Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article 5C immediately following Article 5B thereof:

                  ARTICLE 5C. (a) For purposes of this Article 5C, the following terms shall have the following meanings:

                  "Corporation" means this corporation.

                  "Acquired Fund" means the Corporation's Treasury Reserve Fund, which is represented by the Corporation's Series G shares.

                  "Acquired Fund Shares" means the Corporation's Series G, Class One Common Shares.

                  "Acquiring Fund" means the Corporation's Treasury Obligations Fund, which is represented by the Corporation's Series D shares.

                  "Acquiring Fund Reserve Shares" means the Corporation's Series D, Class Six Common Shares.

                  "Effective Time" means 3:30 p.m. Central time on the date upon which these Articles of Amendment are filed with the Minnesota Secretary of State's Office.

                  (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, Special Liabilities associated with such assets, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of the Corporation's Amended and Restated Articles of Incorporation.

                  (c) At the Effective Time, each issued and outstanding Acquired Fund Share shall be, without further action, exchanged for that number of Acquiring Fund Reserve shares calculated in accordance with paragraph (d) below.

                  (d) The number of Acquiring Fund Reserve shares to be issued in exchange for the Acquired Fund Shares shall be determined as follows:

                           (i) The net asset value per share of the Acquired
                  Fund Shares and the Acquiring Fund Reserve shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                           (ii) The total number of Acquiring Fund Reserve
                  shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund Reserve shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

                           (iii) At the Effective Time, the Acquired Fund shall
                  issue and distribute to the Acquired Fund shareholders pro rata (based upon the ratio that the number of Acquired Fund Shares owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund Shares immediately prior to the Effective Time) the full and fractional Acquiring Fund Reserve shares issued by the Acquiring Fund pursuant to (ii) above. Accordingly, each Acquired Fund shareholder shall receive, at the Effective Time, Acquiring Fund Reserve shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

                  (e) The distribution of Acquiring Fund Reserve shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund Reserve shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers of Acquiring Fund Reserve shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the

         Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund Shares shall represent the numbers of Acquiring Fund Reserve shares determined in accordance with the foregoing provisions.

                  (f) From and after the Effective Time, the Acquired Fund Shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Series G common shares of the Corporation, without designation as to class.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President on , 2005.

                                          FIRST AMERICAN FUNDS, INC.

                                          BY  __________________________________

                                          ITS __________________________________

                                   Appendix B

          PRELIMINARY PROSPECTUS RELATING TO TREASURY OBLIGATIONS FUND,
                       RESERVE SHARES, DATED MAY 20, 2005

(LOGO) FIRST AMERICAN FUNDS(R)

                                        _____________, 2005


                                        PROSPECTUS

                                        First American Funds, Inc.

                                        ASSET CLASS ~ Money Market Funds

--------------------------------------------------------------------------------

MONEY MARKET FUNDS                      Treasury Obligations Fund
Reserve shares


Subject to completion May 20, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.



The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF
CONTENTS

FUND SUMMARY

     Treasury Obligations Fund .............................................. 2

POLICIES & SERVICES

     Buying and Selling Shares .............................................. 4

     Managing Your Investment ............................................... 6

ADDITIONAL INFORMATION

     Management ............................................................. 7

     More About The Fund .................................................... 8

     Financial Highlights ................................................... 9

FOR MORE INFORMATION

FUND SUMMARY

INTRODUCTION

This section of the prospectus describes the objectives of the First American Treasury Obligations Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION
AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.



                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

FUND SUMMARY

TREASURY OBLIGATIONS FUND

OBJECTIVE

Treasury Obligations Fund seeks maximum current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Treasury Obligations Fund invests exclusively in short-term U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. The U.S. Treasury obligations in which the fund invests include U.S. Treasury bonds, notes, and bills. These types of Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. U.S. Treasury obligations are backed by the full faith and credit of the United States government.


When selecting securities to buy, sell and hold for the fund, the portfolio managers first consider general economic factors, market conditions, and the short-term interest rate environment in determining what types of short-term instruments to purchase. The portfolio managers then make buy, sell and hold decisions for specific instruments.


Under normal market conditions, the fund invests at least 80% of its assets in U.S. Treasury obligations. The fund will provide shareholders with at least 60 days notice before changing this policy.

PRINCIPAL RISKS

The principal risks of investing in this fund include:

     o Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a repurchase agreement held by the fund could cause the value of your investment to decline.

     o The level of income you receive from the fund will be affected by movements in short-term interest rates.

     o By investing solely in U.S. Treasury obligations and repurchase agreements secured by those securities, the fund may offer less income than a money market fund investing in other high-quality money market securities.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table illustrates the fund's average annual total returns over different time periods. Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.

Because Reserve shares have not been offered prior to the date of this prospectus, information in the chart and table is for the fund's Class A shares, which are offered through another prospectus. Reserve and Class A shares are invested in the same portfolio of securities, but Reserve Share returns are expected to be lower because the shares expect to have higher operating expenses.

                                  PROSPECTUS - First American Money Market Funds


                                               Reserve Shares

FUND SUMMARY

TREASURY OBLIGATIONS FUND continued

FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)

                                       Best Quarter:
                                       Quarter ended     March 31, 2002    0.32%

                                       Worst Quarter:
1.12%    0.42%    0.60%                Quarter ended     June 30, 2004     0.07%
---------------------------------------
2002     2003     2004

AVERAGE ANNUAL TOTAL RETURNS            Inception                          Since
AS OF 12/31/04                               Date        One Year      Inception
--------------------------------------------------------------------------------
Treasury Obligations Fund (Class A)(2)    9/24/01            0.60%         0.80%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/05 through 3/31/05 was 0.39%

(2) Prior to 12/1/03, the Class A shares were named "Class S" shares.

FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy or sell shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses since these expenses are deducted from fund assets.

SHAREHOLDER FEES

  MAXIMUM SALES CHARGE (LOAD)                                        None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)                               None

ANNUAL FUND OPERATING EXPENSES(1) as a % of average net assets

  Management Fees                                                    0.10%
  Distribution (12b-1) Fees                                          0.50%
  Other Expenses
     Shareholder Servicing Fee                                       0.25%
     Miscellaneous                                                   0.15%
  Total Annual Fund Operating Expenses                               1.00%
  Less Contractual Waiver of Fund Expenses(2)                       (0.06)%
  NET EXPENSES(2)                                                    0.94%

(1) Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, but reflect current fee waivers.

(2) The advisor has contractually agreed to waive fees and reimburse other fund expenses until June 30, 2006, so that Net Expenses do not exceed 0.94%. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2006, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

 1 year                                                 $   96
 3 years                                                $  312
 5 years                                                $  547
10 years                                                $1,219

                                  PROSPECTUS - First American Money Market Funds


                                               Reserve Shares

POLICIES & SERVICES

BUYING AND SELLING SHARES

The fund issues its shares in multiple classes. This prospectus offers Reserve shares.

Reserve shares are only available to certain accounts that have daily sweep arrangements with financial institutions. Reserve shares are sold at net asset value, with no front-end or contingent deferred sales charge, but with an annual shareholder servicing fee of 0.25%.

12b-1 FEES

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee equal to 0.50% of the fund's average daily net assets for the distribution and sale of its shares. The fund's distributor uses the fee to pay commissions to institutions that sell fund shares.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund's distributor uses the distribution fee to compensate investment professionals and financial institutions for providing distribution-related services to the fund. These investment professionals and financial institutions receive annual fees equal to 0.50% of the fund's average daily net assets attributable to shares sold through them. Your investment professional or financial institution will continue to receive Rule 12b-1 distribution fees relating to your shares for as long as you hold those shares.

SHAREHOLDER SERVICING PLAN

The fund has adopted a non-12b-1 shareholder servicing plan and agreement with respect to its Reserve shares. Under this plan and agreement, the fund pays U.S. Bancorp Asset Management, Inc. a shareholder servicing fee at an annual rate of 0.25% of average daily Reserve Share net assets for providing or arranging for the provision of shareholder services to the holders of Reserve shares. No distribution-related services are provided under this plan and agreement.

The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share next calculated after the receipt of your order. The NAV is generally calculated as of 3:30 p.m. Central time every day the New York Stock Exchange is open. However, on any business day when the Bond Market Association ("BMA") recommends that the bond markets close early, the fund reserves the right to close and calculate its NAV at or prior to the BMA closing time. If the fund does so, it will process purchase and redemption orders received after the closing time on the next business day. The BMA generally recommends that early closes occur as of 1:00 p.m. Central time on the business day preceding a federal holiday.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The securities held by the fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument. The fund's net asset value is normally expected to be $1 per share.

HOW TO BUY AND SELL SHARES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. box may not be accepted. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. Shares may be purchased and sold on any day when the New York Stock Exchange (NYSE) is open. Purchases and sales of shares may be restricted in the event of an early or unscheduled close of the NYSE.

The fund will accept purchase and sale orders, even if the NYSE is closed, on those days on which Federal reserve banks are open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is adequate liquidity to meet redemption requests and/or an adequate market to meet purchase requests.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137

Credit to: First American (name of fund, investor name, and investor account #) You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. The fund has authorized certain financial institutions ("authorized financial intermediaries") to accept orders on its behalf. If your financial institution is an authorized financial intermediary, you will receive that day's price if your order is received by your financial institution by 3:30 p.m. Central time (or such earlier time as the fund determines its NAV in the case of an early closing of the bond markets).

                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

POLICIES & SERVICES

BUYING AND SELLING SHARES continued

If your financial institution is not an authorized financial intermediary, you will have to transmit your request by an earlier time in order for your purchase order or redemption request to be priced at that day's NAV. This allows your financial institution time to process your request and transmit it to the fund by the deadline specified above.

In addition, a purchase order will be effective on a given day only if the fund's custodian receives payment by wire before the close of business on that day. Contact your financial institution to determine the time by which it must receive your order to be assured same day processing.

If the fund or an authorized financial intermediary receives a redemption request by the time specified above, payment will be made the same day by transfer of federal funds if the Fedwire transfer system is available for use that day. Otherwise, payment will be made on the next business day.

EXCESSIVE TRADING OF FUND SHARES

In general, funds in the First American fund family discourage short-term trading or frequent purchases and redemptions of their shares. The funds' Board of Directors has adopted policies and procedures designed to detect and deter trading in First American fund shares that may be disadvantageous to fund shareholders. Frequent purchases and redemptions of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing fund expenses and disrupting portfolio investment strategies. In addition, short-term traders may seek to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares, to the disadvantage of other shareholders. This latter danger does not apply to money market funds, which attempt to maintain a stable net asset value of $1.00 per share. In addition, the money market funds in the First American fund family are designed to offer investors a liquid cash option and it is anticipated that shareholders will purchase and sell these shares on a frequent basis. Accordingly, the policies and procedures adopted by the Board of Directors do not discourage short-term trading or frequent purchases and redemptions of money market fund shares, including the Treasury Obligations Fund, and each such fund accommodates frequent trading.

                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

POLICIES & SERVICES

MANAGING YOUR INVESTMENT

STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, the independent registered public accounting firm's report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, the fund does not send statements to individuals who have their shares held in an omnibus account.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income are declared daily and paid monthly. If the fund receives your wire transfer payment for fund shares by 3:30 Central time (or such earlier time as the fund determines its NAV in the case of an early closing of the bond markets), you will begin to accrue dividends on that day. If you redeem shares, you will not receive a dividend on the day of your redemption request if your request is received by the cut-off times specified in the preceding sentence.

Dividends will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV. In addition, even if you have requested that your distributions be paid in cash, all distributions under $10 will be reinvested in shares of the fund.

TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Dividends you receive from the fund are generally taxable as ordinary income, whether you reinvest them or take them in cash. Dividends attributable to income from U.S. government securities may be exempt from state personal income taxes. Dividends from the fund will not be eligible for the maximum 15% tax rate that applies to "qualified dividend income." You should consult your tax advisor for more information.

                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

ADDITIONAL INFORMATION

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the fund's investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2005, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $52 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund's business and investment activities, subject to the authority of the fund's board of directors.

For the fund's most recently completed fiscal year, the fund paid the investment advisor a monthly fee equal to an annual rate of 0.05% of average daily net assets, after taking into account any fee waivers, for providing investment advisory services to the fund.

DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund's investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of the fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund.

Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc. and First American Strategy Funds, Inc., and up to 0.15% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the fund and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Shareholder Servicing Fees. The fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.25% of its average daily net assets attributable to Reserve shares for providing or arranging for the provision of shareholder services to the holders of its Reserve shares.

PORTFOLIO MANAGEMENT

The fund is managed by a team of persons associated with U.S. Bancorp Asset Management.

                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

ADDITIONAL INFORMATION

MORE ABOUT THE FUND

INVESTMENT STRATEGIES

The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objectives. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

In addition to the securities specified in the "Fund Summary" section, the fund may invest in other money market funds that invest in the same types of securities as the fund, including each of the other money market funds advised by the fund's investment advisor. To avoid duplicative investment advisory fees, when the fund invests in another money market fund advised by the fund's investment advisor, the investment advisor reimburses the fund an amount equal to the fund's proportionate share of the investment advisory fee paid by the other money market fund to the investment advisor. If the fund invests in money market funds advised by another investment advisor, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

INVESTMENT APPROACH

The fund complies with Securities and Exchange Commission regulations that apply to money market funds. These regulations require that each fund's investments mature within 397 days from the date of purchase, and that the average maturity of each fund's investments (on a dollar-weighted basis) be 90 days or less. The fund may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the fund to consider some of these securities as having maturities shorter than their stated maturity dates. All of the fund's investments must be in U.S. dollar-denominated high quality securities which have been determined by the fund's advisor to present minimal credit risks and are rated in one of the two highest rating categories by one or more nationally-recognized statistical ratings organizations (NRSRO) or are deemed by the advisor to be of comparable quality to securities having such ratings. In addition, at least 95% of the fund's total assets must be invested in securities rated in the highest rating category by an NRSRO or deemed to be of comparable quality by the fund's advisor.

INVESTMENT RISKS

The principal risks of investing in the fund are summarized in the "Fund Summary" section.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement Of Additional Information.

                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

Because the fund did not offer Reserve shares prior to the date of this prospectus, the table that follows presents performance information about the currently outstanding Class A shares of the fund. This information is intended to help you understand the fund's financial performance for the past four years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the table represent the rate that you would have earned or lost on an investment in the fund's Class A shares, assuming you reinvested all of your dividends and distributions. Class A shares have a distribution fee of 0.25% compared to the distribution fee for the Reserve shares of 0.50%. After applicable waivers, the Net Operating Expenses for Class A shares is 0.75% compared to 0.94% for the Reserve shares. Total returns for the Reserve Shares would have been lower than total returns shown below for Class A shares given that the Reserve shares expect to have higher operating expenses.

This information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is incorporated by reference in the Statement of Additional Information.

Treasury Obligations FUND

                                                                                                           Fiscal period
                                                                 Fiscal year ended September 30,               ended
CLASS A SHARES                                 2005(1)          2004(2)        2003          2002       September 30, 2001(3)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $     1.00      $     1.00    $     1.00    $     1.00        $     1.00
                                             -----------     ----------    ----------    ----------        ----------
Net Investment Income                             0.007           0.004         0.006         0.013             0.001
Dividends (from net investment income)           (0.007)         (0.004)       (0.006)       (0.013)           (0.001)
                                             ----------      ----------    ----------    ----------        ----------
Net Asset Value, End of Period               $     1.00      $     1.00    $     1.00    $     1.00        $     1.00
                                             ===========     ==========    ==========    ==========        ==========
Total Return(4)                                    0.68%           0.39%         0.56%         1.34%             0.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $1,050,794      $1,197,325    $1,354,195    $1,648,326        $2,035,433
Ratio of Expenses to Average Net Assets            0.75%           0.75%         0.75%         0.75%             0.70%
Ratio of Net Investment Income to Average
  Net Assets                                       1.36%           0.39%         0.57%         1.34%             2.46%
Ratio of Expenses to Average Net Assets
  (excluding waivers)                              0.80%           0.80%         0.80%         0.81%             0.82%
Ratio of Net Investment Income to Average
  Net Assets (excluding waivers)                   1.31%           0.34%         0.52%         1.28%             2.34%
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return and portfolio turnover.

(2) On December 1, 2003, existing Class S shares of the fund were designated as Class A shares.

(3) Class A shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.

(4)  Total return would have been lower had certain expenses not been waived.

                                  PROSPECTUS - First American Money Market Funds

                                               Reserve Shares

FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the fund's Internet Web site at http://www.firstamericanfunds.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders.

You can obtain a free copy of the fund's SAI and/or free copies of the fund's most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the

First American Funds.

SEC file number:   811-03313

(LOGO) First American Funds(R)

                                     PART B
                                    FORM N-14

                           FIRST AMERICAN FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402
                                 (800) 677-3863

                       Statement of Additional Information
                                  July 1, 2005


         This Statement of Additional Information, which includes the preliminary statement of Additional Information for Treasury Obligations Fund, Reserve shares, dated May 20, 2005, attached as Appendix A hereto and which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated July 1, 2005, relating to the proposed reorganization of Treasury Reserve Fund, a separate series of First American Funds, Inc. ("FAF"), into a newly created share class of Treasury Obligations Fund, also a separate series of FAF. This newly created share class of Treasury Obligations Fund will be known as Treasury Obligations Fund, Reserve shares. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FAF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.


         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.


         Further information about Treasury Reserve Fund is contained in the Prospectus for Treasury Reserve Fund, dated December 1, 2004, as supplemented, in the Statement of Additional Information ("SAI") for Treasury Reserve Fund, dated December 1, 2004, as supplemented, in the annual report for Treasury Reserve Fund for the fiscal year ended September 30, 2004, and in the semi-annual report for Treasury Reserve Fund for the period ended March 31, 2005. Further information about Treasury Obligations Fund, Reserve shares is contained in the preliminary Prospectus for Treasury Obligations Fund, Reserve shares, dated May 20, 2005, which is included with the Prospectus/Proxy Statement as Appendix B.



         No Treasury Obligations Fund, Reserve shares have been issued as of the date of this SAI; however, as set forth in greater detail in the Prospectus/Proxy Statement, including the preliminary Prospectus, and in the preliminary SAI for Treasury Obligations Fund, Reserve shares, Treasury Obligations Fund, Reserve shares will have substantially identical investment objectives and investment strategies, the same investment advisor, and nearly the same shareholder fee structure as Treasury Reserve Fund. The SAI for Treasury Reserve Fund also contains information regarding the existing share classes of Treasury Obligations Fund.


         This Statement of Additional Information incorporates by reference the SAI, annual report and semi-annual report for Treasury Reserve Fund. In addition, the preliminary SAI for Treasury Obligations Fund, Reserve shares is included as Appendix A to this SAI. To obtain copies of the Funds' Prospectuses or of the annual report or the semi-annual report at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at (800) 677-3863. Please retain this Statement of Additional Information for future reference.

         The date of this Statement of Additional Information to the Prospectus/Proxy Statement is July 1, 2005.

                                TABLE OF CONTENTS

I. Additional Information About Treasury Obligations Fund, Reserve Shares...................  [B-2]
II. Pro Forma Financial Statements..........................................................  [B-2]

         I.       ADDITIONAL INFORMATION ABOUT TREASURY OBLIGATIONS FUND,
                  RESERVE SHARES

         Additional information about Treasury Obligations Fund, Reserve shares may be found in the preliminary Statement of Additional Information, dated May 20, 2005, relating to Treasury Obligations Fund, Reserve shares, which is included as Appendix A to this Statement of Additional Information.

         II.      PRO FORMA FINANCIAL STATEMENTS

         Set forth on the following pages are pro forma financial statements which are presented to show the effect of the proposed acquisition of Treasury Reserve Fund by Treasury Obligations Fund as if such acquisition had taken place as of the close of business on March 31, 2005.

                            TREASURY OBLIGATIONS FUND
                              TREASURY RESERVE FUND
                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                  FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005
                                   (UNAUDITED)

         The following unaudited Pro Forma Combined Statement of Assets and Liabilities, including the unaudited Pro Forma Combined Schedule of Investments of Treasury Obligations Fund, as of March 31, 2005, has been derived from the respective statements of assets and liabilities, including the schedules of investments, of Treasury Obligations Fund and Treasury Reserve Fund as of March 31, 2005.

         The Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on March 31, 2005. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of Treasury Obligations Fund and Treasury Reserve Fund incorporated by reference in this Statement of Additional Information.

COMBINED SCHEDULE OF INVESTMENTS MARCH 31, 2005
(unaudited)

                                                                                     Treasury         Treasury        Pro Forma
                                                                                      Reserve        Obligations      Treasury
                                                                                       Fund             Fund       Obligations Fund
                           DESCRIPTION                                               PAR (000)        PAR (000)       PAR (000)
                -------------------------------------------------------------------  ---------     --------------  ----------------
                U.S. TREASURY OBLIGATIONS - 14.2%
                U.S. Treasury Bills (a)
912795SP7          2.671%, 05/19/05                                                  $       -     $      125,000   $    125,000
912795SP7          2.300%, 05/19/05                                                     15,000                  -         15,000
912795SS1          2.747%, 06/09/05                                                          -            100,000        100,000
912795VG3          2.847%, 07/14/05                                                          -            200,000        200,000
                U.S. Treasury Notes
912828BB5          1.250%, 05/31/05                                                     30,000            270,000        300,000
912828BC3          1.125%, 06/30/05                                                     10,000             65,000         75,000
912827U83          6.500%, 08/15/05                                                     10,000             50,000         60,000
912828BJ8          2.000%, 08/31/05                                                     60,000             60,000        120,000
912828BL3          1.625%, 09/30/05                                                     25,000            135,000        160,000
912828BN9          1.625%, 10/31/05                                                     10,000             50,000         60,000
9128276N7          5.750%, 11/15/05                                                      5,000             50,000         55,000
912828BS8          1.875%, 11/30/05                                                     20,000            175,000        195,000
912828BX7          1.875%, 01/31/06                                                      5,000             60,000         65,000
                                                                                     ---------     --------------   ------------
                TOTAL U.S. TREASURY OBLIGATIONS                                        190,000          1,340,000      1,530,000
                                                                                     ---------     --------------   ------------
                         (Cost $129,938 and $1,337,299 respectively)

                REPURCHASE AGREEMENTS - 86.0%
99CR12250       ABN AMRO
                   2.650%, dated 3/31/05, matures 4/1/05, repurchase
                   price $2,225,163,785 (collateralized by U.S. Treasury
                   obligations: Total market value $2,269,501,086)                     100,000          2,125,000      2,225,000

99CR64030       Bank of America
                   2.650%, dated 3/31/05, matures 4/1/05, repurchase
                   price $300,022,083 (collateralized by U.S. Treasury
                   obligations: Total market value $306,000,125)                       100,000            200,000        300,000

99CR15940       Bear Stearns
                   2.650%, dated 3/31/05, matures 4/1/05, repurchase
                   price $1,500,110,416 (collateralized by U.S. Treasury
                   obligations: Total market value $1,536,398,635)                     200,000          1,300,000     1,500,000

99CR58511       BNP Paribas
                   2.640%, dated 3/31/05, matures 4/1/05, repurchase
                   price $200,014,667 (collateralized by U.S. Treasury
                   obligations: Total market value $204,000,252)                             -            200,000        200,000

99CR61192       Deutsche Bank
                   2.680%, dated 3/31/05, matures 4/1/05, repurchase
                   price $250,018,611 (collateralized by U.S. Treasury obligations:
                   Total market value $255,001,270)                                          -            250,000        250,000

99CR65193       Goldman Sachs
                   2.650%, dated 3/31/05, matures 4/1/05, repurchase
                   price $550,040,486 (collateralized by U.S. Treasury
                   obligations: Total market value $561,001,525)                             -            350,000        550,000

99CR59824       Greenwich Capital
                   2.650%, dated 3/31/05, matures 4/1/05, repurchase
                   price $750,055208 (collateralized by U.S. Treasury
                   obligations: Total market value $765,005,224)                             -            550,000        750,000

99CR62323       Morgan Stanley
                   2.680%, dated 3/31/05, matures 4/1/05, repurchase
                   price $950,070,722 (collateralized by U.S. Treasury
                   obligations: Total market value $969,000,329)                             -            950,000        950,000

99CR62646       Societe Generale
                   2.660%, dated 3/31/05, matures 4/1/05, repurchase
                   price $100,007,389 (collateralized by U.S. Treasury                       -            100,000        100,000
                   obligations: Total market value $102,017,364)

9999W1036       UBS Warburg
                   2.650%, dated 3/31/05, matures 4/1/05, repurchase
                   price $1,452,363,902 (collateralized by U.S. Treasury
                   obligations: Total market value $1,481,306,043)                      94,921          1,357,336      1,452,257

99CR62794       Wachovia Capital
                   2.660%, dated 3/31/05, matures 4/1/05, repurchase
                   price $200,014,778 (collateralized by U.S. Treasury
                   obligations: Total market value $204,001,184)                             -            200,000       200,000

99CR62562       Wachovia Securities
                   2.680%, dated 3/31/05, matures 4/1/05, repurchase
                   price $400,029,778 (collateralized by U.S. Treasury
                   obligations: Total market value $408,000,800)                             -            400,000        400,000
                                                                                     ---------     --------------   ------------
                TOTAL REPURCHASE AGREEMENTS
                        (Cost $894,921 and $7,982,336 respectively)                    494,921          7,982,336     8,877,257
                                                                                     ---------     --------------   ------------

                                                                                 Treasury          Treasury       Pro Forma Treasury
                                                                               Reserve Fund    Obligations Fund    Obligations Fund
                DESCRIPTION                                                 MARKET VALUE (000) MARKET VALUE (000) MARKET VALUE (000)
-----------------------------------------------------------                 ------------------ ------------------ ------------------
U.S. TREASURY OBLIGATIONS - 14.2%
U.S. Treasury Bills (a)
   2.671%, 05/19/05                                                               $     -         $  124,616         $    124,616
   2.300%, 05/19/05                                                                14,954                                  14,954
   2.747%, 06/09/05                                                                     -             99,521               99,521
   2.847%, 07/14/05                                                                     -            198,495              198,495
U.S. Treasury Notes                                                                                                             -
   1.250%, 05/31/05                                                                29,970            269,765              299,735
   1.125%, 06/30/05                                                                 9,978             64,856               74,834
   6.500%, 08/15/05                                                                10,159             50,793               60,952
   2.000%, 08/31/05                                                                     -             59,997               59,997
   1.625%, 09/30/05                                                                24,934            134,638              159,572
   1.625%, 10/31/05                                                                 9,968             49,840               59,808
   5.750%, 11/15/05                                                                 5,106             51,067               56,173
   1.875%, 11/30/05                                                                19,908            174,183              194,091
   1.875%, 01/31/06                                                                 4,961             59,528               64,489
                                                                                  -------          ---------            ---------
TOTAL U.S. TREASURY OBLIGATIONS
        (Cost $129,938 and $1,337,299 respectively)                               129,938          1,337,299            1,467,237
                                                                                  -------          ---------            ---------
REPURCHASE AGREEMENTS - 86.0%

ABN AMRO

      2.650%, dated 3/31/05, matures 4/1/05, repurchase
      price $2,225,163,785 (collateralized by U.S. Treasury
      obligations: Total market value $2,269,501,086)                             100,000          2,125,000            2,225,000

Bank of America

      2.650%, dated 3/31/05, matures 4/1/05, repurchase
      price $300,022,083 (collateralized by U.S. Treasury
      obligations: Total market value $306,000,125)                               100,000            200,000              300,000

Bear Stearns

      2.650%, dated 3/31/05, matures 4/1/05, repurchase
      price $1,500,110,416 (collateralized by U.S. Treasury
      obligations: Total market value $1,536,398,635)                             200,000          1,300,000            1,500,000

BNP Paribas

      2.640%, dated 3/31/05, matures 4/1/05, repurchase
      price $200,014,667 (collateralized by U.S. Treasury
      obligations: Total market value $204,000,252)                                     -            200,000              200,000

Deutsche Bank

      2.680%, dated 3/31/05, matures 4/1/05, repurchase
      price $250,018,611 (collateralized by U.S. Treasury
      obligations: Total market value $255,001,270)                                     -            250,000              250,000

Goldman Sachs

      2.650%, dated 3/31/05, matures 4/1/05, repurchase
      price $550,040,486 (collateralized by U.S. Treasury
      obligations: Total market value $561,001,525)                               200,000            350,000              550,000

Greenwich Capital

      2.650%, dated 3/31/05, matures 4/1/05, repurchase
      price $750,055208 (collateralized by U.S. Treasury
      obligations: Total market value $765,005,224)                               200,000            550,000              750,000

Morgan Stanley

      2.680%, dated 3/31/05, matures 4/1/05, repurchase
      price $950,070,722 (collateralized by U.S. Treasury
      obligations: Total market value $969,000,329)                                     -            950,000              950,000

Societe Generale

      2.660%, dated 3/31/05, matures 4/1/05, repurchase
      price $100,007,389 (collateralized by U.S. Treasury
      obligations: Total market value $102,017,364)                                     -            100,000              100,000

UBS Warburg

      2.650%, dated 3/31/05, matures 4/1/05, repurchase
      price $1,452,363,902 (collateralized by U.S. Treasury
      obligations: Total market value $1,481,306,043)                              94,921          1,357,336            1,452,257

Wachovia Capital

      2.660%, dated 3/31/05, matures 4/1/05, repurchase
      price $200,014,778 (collateralized by U.S. Treasury
      obligations: Total market value $204,001,184)                                     -            200,000              200,000

Wachovia Securities

      2.680%, dated 3/31/05, matures 4/1/05, repurchase
      price $400,029,778 (collateralized by U.S. Treasury obligations:
      Total market value $408,000,800)                                                  -            400,000              400,000
                                                                                ---------         ----------         ------------

TOTAL REPURCHASE AGREEMENTS
      (Cost $894,921 and $7,982,336 respectively)                                 894,921          7,982,336            8,877,257
                                                                                ---------         ----------         ------------

TOTAL INVESTMENTS - 100.2%
(Cost $1,024,859 and $9,319,635 respectively)                                   1,024,859          9,319,635           10,344,494
                                                                                ---------         ----------         ------------
OTHER ASSETS AND LIABILITIES, NET - (0.2)%                                                                                (16,801)
                                                                                                                     ------------
TOTAL NET ASSETS - 100.0%                                                                                            $ 10,327,693
                                                                                                                     ============

(a) Yield shown is the effective yield as of March 31, 2005.

FIRST AMERICAN TREASURY OBLIGATIONS FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF ASSETS AND LIABILITIES (000'S)
MARCH 31, 2005

                                                              TREASURY       TREASURY
                                                             OBLIGATIONS      RESERVE                                PRO FORMA
                                                                FUND           FUND           ADJUSTMENTS             COMBINED
                                                             -----------    -----------      --------------       -----------------
ASSETS:

Investments in securities, at amortized cost                 $ 1,337,299    $   129,938                           $       1,467,237
Repurchase agreements, at amortized cost                       7,982,336        894,921                                   8,877,257
Cash                                                                   1              -                                           1
Receivable for dividends and interest                              5,134            620                                       5,754
Receivable for capital shares sold                                     -              -                                           -
Prepaid expenses and other assets                                     60             34                                          94
                                                             -----------    -----------      --------------       -----------------
TOTAL ASSETS                                                   9,324,830      1,025,513                   -              10,350,343
                                                             -----------    -----------      --------------       -----------------

LIABILITIES:

Dividends payable                                                 15,810          1,470                                      17,280
Payable for capital shares redeemed                                    8              -                                           8
Payable to affiliates                                              1,676            165                                       1,841
Payable for distribution and shareholder servicing fees            2,673            689                                       3,362
Accrued expenses and other liabilities                               140             19                                         159
                                                             -----------    -----------      --------------       -----------------
TOTAL LIABILITIES                                                 20,307          2,343                   -                  22,650
                                                             -----------    -----------      --------------       -----------------
NET ASSETS                                                   $ 9,304,523    $ 1,023,170      $            -              10,327,693
                                                             ===========    ===========      ==============       =================

Net Assets are comprised of:

Portfolio capital                                            $ 9,304,590    $ 1,023,177                                  10,327,767
Undistributed (distributions in excess of) net
  investment income                                                   (5)            (8)                                        (13)
Accumulated net realized gain/(loss) on investments                  (62)             1                                         (61)
                                                             -----------    -----------      --------------       -----------------
NET ASSETS                                                   $ 9,304,523    $ 1,023,170      $            -       $      10,327,693
                                                             ===========    ===========      ==============       =================
NET ASSET VALUE AND OFFERING PRICE:

CLASS A - Treasury Obligations:

Net Assets                                                   $ 1,050,794    $         -      $            -       $       1,050,794
Shares outstanding ($.01 par value - 5 billion authorized)     1,050,769              -                                   1,050,769
Net asset value, offering price, and redemption price
  per share                                                  $      1.00    $         -      $         1.00                    1.00

CLASS A - Treasury Reserve:

Net Assets                                                   $         -    $ 1,023,170      $            -       $       1,023,170
Shares outstanding ($.01 par value - 5 billion authorized)             -      1,023,194                                   1,023,194
Net asset value, offering price, and redemption
   price per share                                           $         -    $      1.00      $         1.00                    1.00

CLASS D:

Net Assets                                                   $ 4,833,067    $         -                           $       4,833,067
Shares outstanding ($.01 par value - 20 billion authorized)    4,833,117              -                                   4,833,117
Net asset value, offering price, and redemption
  price per share                                            $      1.00    $         -      $         1.00                    1.00

CLASS Y:

Net Assets                                                   $ 2,710,148    $         -                           $       2,710,148
Shares outstanding ($.01 par value - 20 billion authorized)    2,710,179              -                                   2,710,179
Net asset value, offering price, and redemption
     price per share                                         $      1.00    $         -      $         1.00                    1.00

CLASS Z:
Net Assets                                                   $   667,529    $         -                           $         667,529
Shares outstanding ($.01 par value - 20 billion authorized)      667,529              -                                     667,529
Net asset value, offering price, and redemption
    price per share                                          $      1.00    $         -      $         1.00                    1.00

PIPER JAFFRAY SHARES:
Net Assets                                                   $    42,985    $         -                           $          42,985
Shares outstanding ($.01 par value - 20 billion authorized)       42,985              -                                      42,985
Net asset value, offering price, and redemption
    price per share                                          $      1.00    $         -      $         1.00                    1.00

             See Notes to Pro Forma Combining Financial Statements.

         The following unaudited Pro Forma Combined Statements of Operations for Treasury Obligations Fund have been derived from the Statements of Operations of Treasury Obligations Fund and Treasury Reserve Fund for the six-month period ended March 31, 2005 and for the most recent fiscal year ended September 30, 2004. Such information has been adjusted to give effect to the Reorganization as if it were in effect for the six-month period ended March 31, 2005 and the most recent fiscal year ended September 30, 2004, and reflects Pro Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.



         The unaudited Pro Forma Statements of Operations are presented for informational purposes only and do not purport to be indicative of the results of operations that would have occurred if the Reorganization had been in effect for the six-month period ended March 31, 2005 or for the most recent fiscal year ended September 30, 2004. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.


TREASURY RESERVE/TREASURY OBLIGATIONS FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENTS OF OPERATIONS (000'S OMITTED)
FOR THE SIX MONTHS ENDED MARCH 31, 2005

                                                                TREASURY        TREASURY
                                                              OBLIGATIONS       RESERVE          PRO-FORMA     PRO-FORMA
                                                                 FUND             FUND           ADJUSTMENT    COMBINED
                                                              -----------       --------         ----------    ---------
Investment Income:
Interest                                                        $ 98,835        $ 11,827                       $ 110,662
                                                                --------        --------         -----         ---------
TOTAL INVESTMENT INCOME                                           98,835          11,827             -           110,662
                                                                --------        --------         -----         ---------
Expenses:
Investment Advisory Fees                                           4,667             562                           5,229
Co-administration fees (including TA fees)                         6,226             738          (217) (A)        6,747
Custodian fees                                                       467              56                             523
Directors' fees                                                      113              15                             128
Registration fees                                                     38              36           (56) (B)           18
Printing                                                             104              13                             117
Professional fees                                                    193              32           (24) (C)          202
Other                                                                156              20                             176
Distribution and shareholder servicing fees - Treasury Reserve         -               -                           4,211
Distribution and shareholder servicing fees - Class A              2,962           4,211                           2,962
Distribution and shareholder servicing fees - Class D              9,566               -                           9,566
Distribution and shareholder servicing fees - Class Y              3,508               -                           3,508
Distribution and shareholder servicing fees - Piper Jaffray           92               -                              92
                                                                --------        --------         -----         ---------
TOTAL EXPENSES                                                    28,092           5,683          (297)           33,479
                                                                --------        --------         -----         ---------
Less:  Fee waivers                                                (2,325)           (405)                         (2,434)
                                                                --------        --------         -----         ---------
TOTAL NET EXPENSES                                                25,767           5,278                          31,045
                                                                --------        --------         -----         ---------
INVESTMENT INCOME (LOSS) - NET                                    73,068           6,549           297            79,617
                                                                --------        --------         -----         ---------
NET REALIZED GAIN ON INVESTMENTS                                       -               1                               1
                                                                --------        --------         -----         ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 73,068        $  6,550         $ 297         $  79,618
                                                                ========        ========         =====         =========

(A) Adjustment reflects the decrease in administration fees on the combined assets at second-tier admin fee rate of the surviving fund.

(B) Adjustment reflects the decrease in registration fees due to the elimination of Treasury Reserve.

(C) Adjustment reflects the decrease in audit fees due to the elimination Treasury Reserve.

TREASURY RESERVE/TREASURY OBLIGATIONS FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENTS OF OPERATIONS (000'S OMITTED)
FOR THE YEAR ENDED SEPTEMBER 30, 2004



                                                                     TREASURY         TREASURY
                                                                    OBLIGATIONS        RESERVE           PRO-FORMA     PRO-FORMA
                                                                       FUND             FUND             ADJUSTMENT    COMBINED
                                                                    -----------       ---------          ----------    ---------
Investment Income:
Interest                                                             $ 115,408        $  18,902                        $ 134,310

                                                                     ---------        ---------        ---------       ---------
TOTAL INVESTMENT INCOME                                                115,408           18,902               --         134,310
                                                                     ---------        ---------        ---------       ---------

Expenses:
Investment Advisory Fees                                                10,184            1,687                           11,871
Co-administration fees (including TA fees)                              13,664            2,184             (217)(A)      15,631
Custodian fees                                                           1,018              169                            1,187
Directors' fees                                                            247               39                              286
Registration fees                                                           65               56              (56)(B)          65
Printing                                                                   157               27                              184
Professional fees                                                          459               71              (24)(C)         507
Other                                                                      313               79                              392
Distribution and shareholder servicing fees - Treasury Reserve              --           12,651                           12,651
Distribution and shareholder servicing fees - Class A                    6,166               --                            6,166
Distribution and shareholder servicing fees - Class D                   21,217               --                           21,217
Distribution and shareholder servicing fees - Class Y                    8,633               --                            8,633
Distribution and shareholder servicing fees - Piper Jaffray                470               --                              470
                                                                     ---------        ---------        ---------       ---------
TOTAL EXPENSES                                                          62,593           16,963             (297)         79,260
                                                                     ---------        ---------        ---------       ---------
Less: Fee waivers                                                       (5,097)          (1,107)                          (6,204)
                                                                     ---------        ---------        ---------       ---------

TOTAL NET EXPENSES                                                      57,496           15,856                           73,056
                                                                     ---------        ---------        ---------       ---------
                                                                     ---------        ---------        ---------       ---------
INVESTMENT INCOME (LOSS) - NET                                          57,912            3,046              297          61,255
                                                                     ---------        ---------        ---------       ---------

                                                                     ---------        ---------        ---------       ---------
NET REALIZED GAIN ON INVESTMENTS                                            --               --
                                                                     ---------        ---------        ---------       ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  57,912        $   3,046        $     297       $  61,255
                                                                     =========        =========        =========       =========



(A) Adjustment reflects the decrease in administration fees on the combined assets at second-tier admin fee rate of the surviving fund.



(B) Adjustment reflects the decrease in registration fees due to the elimination of Treasury Reserve.



(C) Adjustment reflects the decrease in audit fees due to the elimination Treasury Reserve.

         The following unaudited Pro Forma Combined Annual Fund Operating Expenses has been derived from the Statements of Operations of Treasury Obligations Fund and Treasury Reserve Fund for the six-month period ended March 31, 2005. Such information has been adjusted to give effect to the Reorganization as if it had occurred on March 31, 2005, and reflects Pro Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

         The unaudited Pro Forma Combined Annual Fund Operating Expenses is presented for informational purposes only and does not purport to be indicative of the results of operations that would have occurred if the Reorganization had been consummated on March 31, 2005. The unaudited Pro Forma Combined Annual Fund Operating Expenses should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

                TREASURY RESERVE FUND, TREASURY OBLIGATIONS FUND
                           AND PRO FORMA COMBINED FUND

ANNUAL FUND OPERATING EXPENSES           TREASURY RESERVE FUND(1)   TREASURY OBLIGATIONS FUND     PRO FORMA COMBINED FUND(1)
------------------------------           ------------------------   -------------------------     --------------------------
MANAGEMENT FEES
         Class A                                 0.10%                      0.10%                         0.10%
         Class D                                  N/A                       0.10%                         0.10%
         Class Y                                  N/A                       0.10%                         0.10%
         Class Z                                  N/A                       0.10%                         0.10%
         Piper Shares                             N/A                       0.10%                         0.10%
         Treasury Reserve Class                   N/A                   Previously N/A                    0.10%

DISTRIBUTION (12b-1) FEES
         Class A                                 0.50%                      0.25%                         0.25%
         Class D                                  N/A                       0.15%                         0.15%
         Class Y                                  N/A                        None                         None
         Class Z                                  N/A                        None                         None
         Piper Shares                             N/A                        None                         None
         Treasury Reserve Class                   N/A                   Previously N/A                    0.50%

OTHER EXPENSES
         Class A                                 0.41%                      0.45%                         0.45%
         Class D                                  N/A                       0.40%                         0.40%
         Class Y                                  N/A                       0.40%                         0.40%
         Class Z                                  N/A                       0.40%                         0.40%
         Piper Shares                             N/A                       0.40%                         0.40%
         Treasury Reserve Class                   N/A                   Previously N/A                    0.40%

TOTAL ANNUAL FUND OPERATING EXPENSES
         Class A                                 1.01%                      0.80%                         0.80%
         Class D                                  N/A                       0.65%                         0.65%
         Class Y                                  N/A                       0.50%                         0.50%
         Class Z                                  N/A                       0.50%                         0.50%
         Piper Shares                             N/A                       0.50%                         0.50%
         Treasury Reserve Class                   N/A                   Previously N/A                    1.00%

WAIVER OF FUND EXPENSES (1)
         Class A                                (0.07)%                    (0.05)%                       (0.05)%
         Class D                                  N/A                      (0.05)%                       (0.05)%
         Class Y                                  N/A                      (0.05)%                       (0.05)%
         Class Z                                  N/A                      (0.05)%                       (0.05)%
         Piper Shares                             N/A                      (0.00)%                       (0.06)%
         Treasury Reserve Class                   N/A                   Previously N/A                   (0.06)%

NET EXPENSES
         Class A                                 0.94%                      0.75%(2)                      0.75%
         Class D                                  N/A                       0.60%(2)                      0.60%
         Class Y                                  N/A                       0.45%(2)                      0.45%
         Class Z                                  N/A                       0.20%(2)                      0.20%
         Piper Shares                             N/A                       0.50%(2)                      0.50%
         Treasury Reserve Class                   N/A                   Previously N/A                    0.94%

----------------
(1) Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until November 30, 2005, so that Net Expenses do not exceed 0.94% for Treasury Reserve Fund. After the Reorganization, Treasury Reserve Fund's fee waiver and expense reimbursement will remain in effect as the shares will be considered a new class within the Treasury Obligation Fund. As the Treasury Obligation Fund currently does not have an agreement to limit the fees and expenses of the new class, the former limitation will remain in effect for the period through November 30, 2005 (after which time such expense limitations may be discontinued or modified by the Advisor in its discretion).

(2) Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until November 30, 2005 so that Net Expenses do not exceed 0.75%, 0.60%, 0.45%, and 0.20%, respectively, for Class A, Class D, Class Y and Class Z shares of Treasury Obligations Fund. As of May __, 2005, the limit for fees and expenses of the Piper share class was raised from 0.75% to
0.79 These fee waivers and expense reimbursements will continue after the Reorganization for the period through November 30, 2005 (after which time such expense limitations may be discontinued or modified by the Advisor in its discretion).

TREASURY OBLIGATIONS FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2005 (000'S OMITTED)



1.   Basis of Combination



     The unaudited Pro Forma Statement of Assets and Liabilities, including the Statements of Operations and Schedule of Investments ("Pro Forma Statements"), reflect the accounts of the Treasury Obligations Fund (the "acquiring fund") and Treasury Reserve Fund (the "acquired fund") offered by First American Funds, Inc. The Statement of Assets and Liabilities and Schedule of Investments reflect fund information as if the proposed reorganizations occurred as of March 31, 2005. The Statements of Operations reflect fund information as if the proposed reorganization were in effect for the six-month period ended March 31, 2005 and the most recent fiscal year ended September 30, 2004. These statements have been derived from books and records utilized in calculating daily net asset values at March 31, 2005 and September 30, 2004.



     The Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), substantially all of the assets and liabilities of the acquired fund will become assets and liabilities of the acquiring fund. In exchange for the transfer of assets and liabilities, the acquiring fund will issue to the acquired fund full and fractional shares of the designated Reserve Class shares of the acquiring fund, and the acquired fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the acquiring fund so issued will be in equal value to the full and fractional shares of the acquired fund that are outstanding immediately prior to the Effective Time of the Reorganization. At and after the Effective Time of the Reorganization, all debts, liabilities and obligations of the acquired fund will attach to the acquiring fund and may thereafter be enforced against the acquiring fund to the same extent as if the acquiring fund had incurred them. The pro forma statements give effect to the proposed transfer described above.



     The pro forma statements reflect the combined results of operations of the acquired and acquiring funds. However, should such reorganization be effected, the statements of operations of the acquiring fund will not be restated for pre-combination period results of the acquired fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each fund incorporated by reference in the Statement of Additional Information.



2.   Service Providers



     U.S. Bancorp Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), will serve as the combined fund's investment advisor. U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, LLC (The "Co-administrators") will serve as the co-administrators to the fund. U.S. Bancorp Fund Services, LLC will serve as the transfer agent and U.S. Bank will serve as the custodian to the fund.

3.   Share Classes and Fees



     The acquiring fund has multiple classes of shares which have identical rights and privileges except with respect to fees paid under shareholder servicing and/or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Shares of each class are sold at net asset value, with no front-end or contingent deferred sales charge ("CDSC"). Class D, Class Y, and Class Z shares are only available to certain accounts for which qualifying institutions act in a fiduciary, agency, or custodial capacity. In addition, Class Z shares are only available with a minimum initial investment of at least $10 million. Piper Jaffray shares are only available to clients of Piper Jaffray & Co., a registered broker-dealer. Reserve Class shares are available with a minimum initial investment of $1,000 ($500 for retirement plans or UGMA/UTMA accounts). More information on the classes of shares offered can be found in the Proxy Statement/Prospectus.



     Under the terms of the investment advisory agreement, the advisor is entitled to receive a 0.10% fee computed at an annual rate on the average daily net assets of the Treasury Obligations Fund. Under the terms of the administration agreement, the co-administrators are entitled to receive from the fund an administration fee computed at an annual rate of up to 0.15% of the average daily net assets plus out of pocket expenses.



4.   Pro Forma Adjustments and Pro Forma Combined Columns



     The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses and waivers at the rates which would have been in effect as if the reorganizations occurred on October 1, 2004 and October 1, 2003 respectively.



     The pro forma statements of assets and liabilities and schedules of investments give effect to the proposed combination as if the reorganization had occurred at March 31, 2005.



5.   Portfolio Valuation, Securities Transactions and Related Income



     Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date or as soon as information is available to the fund. Discounts are accreted and premiums are amortized on fixed income securities.



6.   Capital Shares



     The pro forma net asset values per share assume the issuance of shares of the acquiring fund. Due to the nature of the money market funds, net asset value remains at $1.00.



7.  Merger Costs



     All costs associated with the Reorganization will be paid by U.S. Bancorp Asset Management, Inc.

                                    FORM N-14

                           FIRST AMERICAN FUNDS, INC.
                                800 NICOLLET MALL
                              MINNEAPOLIS, MN 55402
                                 (800) 677-3863

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 2005

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated July 1, 2005, relating to the proposed reorganizations of Treasury Reserve Fund with and into Treasury Obligations Fund, each a series of First American Funds, Inc. ("FAF"). A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FAF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

      Further information about the funds is contained in their Prospectuses, each dated December 1, 2004, their Statement of Additional Information dated December 1, 2004 ("SAI"), and their Annual Report to Shareholders for the fiscal year ended September 30, 2004 ("Annual Report").

      This Statement of Additional information incorporates by reference the SAI and the Annual Report, each of which accompanies this Statement of Additional Information

                                   APPENDIX A

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION RELATING TO TREASURY OBLIGATIONS
                    FUND, RESERVE SHARES, DATED MAY 20, 2005

                           FIRST AMERICAN FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2004

                       AS SUPPLEMENTED ____________, 2005
                       SUBJECT TO COMPLETION May 20, 2005

                           GOVERNMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                            TAX FREE OBLIGATIONS FUND
                            TREASURY OBLIGATIONS FUND
                         U.S. TREASURY MONEY MARKET FUND

      This Statement of Additional Information relates to Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund, Treasury Obligations Fund and U.S. Treasury Money Market Fund (collectively, the "Funds"), each of which is a series of First American Funds, Inc. ("FAF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Treasury Obligations Fund Reserve shares prospectus dated _________, 2005, and the other Funds' current Prospectuses dated December 1, 2004. The financial statements included as part of the Funds' Annual and Semiannual Reports to shareholders for the fiscal year ended September 30, 2004, and the six months ended March 31, 2005, respectively, are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual and Semiannual Reports at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----
GENERAL INFORMATION............................................

INVESTMENT RESTRICTIONS........................................
         Fundamental Investment Restrictions...................
         Non-Fundamental Investment Restrictions...............
         Additional Restrictions...............................
         Nonpublic Disclosure..................................

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS.............
         Municipal Securities..................................
         Loan Participations...................................
         Section 4(2) and Rule 144A Securities.................
         Foreign Securities....................................
         United States Government Securities...................
         Repurchase Agreements.................................
         Credit Enhancement Agreements.........................
         Put Options...........................................
         Variable and Floating Rate Obligations................
         Bank Obligations......................................
         Lending of Portfolio Securities.......................
         When-Issued and Delayed Delivery Securities...........
         Money Market Funds....................................

PORTFOLIO TURNOVER.............................................

DIRECTORS AND EXECUTIVE OFFICERS...............................
         Independent Directors.................................
         Executive Officers....................................
         Standing Committees of the Board of Directors.........
         Fund Shares Owned by the Directors....................
         Approval of Investment Advisory Contract..............
         Compensation..........................................

CODE OF ETHICS.................................................

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS...........
         Investment Advisor....................................
         Additional Payments to Financial Institutions.........
         Administrator.........................................
         Distributor...........................................
         Custodian and Independent Registered Public
           Accounting Firm.....................................

PROXY VOTING POLICIES AND PROCEDURES...........................

PORTFOLIO TRANSACTIONS.........................................

CAPITAL STOCK..................................................

NET ASSET VALUE AND PUBLIC OFFERING PRICE......................

VALUATION OF PORTFOLIO SECURITIES..............................

TAXES    ......................................................

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES.........
         Additional Charges....................................
         Selling Shares By Telephone...........................
         Selling Shares By Mail................................
         Selling Shares By Checking Account....................
         Redemption Before Purchase Instruments Clear..........

SHORT-TERM RATINGS.............................................

FINANCIAL STATEMENTS...........................................

                               GENERAL INFORMATION

      First American Funds, Inc. ("FAF") was incorporated in the State of Minnesota under the name "First American Money Fund, Inc." The Board of Directors and shareholders, at meetings held December 6, 1989 and January 18, 1990, respectively, approved amendments to the Articles of Incorporation providing that the name "First American Money Fund, Inc." be changed to "First American Funds, Inc."

      As set forth in the Prospectuses, FAF is organized as a series fund, and currently issues its shares in six series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."

      Shareholders may purchase shares of each Fund through separate classes. Prime Obligations Fund offers its shares in eight classes: Class A, Class B, Class C, Class D, Class I, Class Y, Class Z and Piper Jaffray shares. Government Obligations Fund and Tax Free Obligations Fund offer their shares in five classes: Class A, Class D, Class Y, Class Z and Piper Jaffray shares. Treasury Obligations Fund offers its shares in six classes: Class A, Class D, Class Y, Class Z, Reserve and Piper Jaffray shares. U.S. Treasury Money Market Fund offers its shares in four classes: Class A, Class D, Class Y and Class Z. Prior to December 1, 2003, the Piper Jaffray shares were named "Class A" shares and the Class A shares were named "Class S" shares. The various classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the 1940 Act, as amended (the "1940 Act"), the Funds may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of each Fund represents an equal proportionate interest in that Fund. Each of the Funds is an open-end diversified company.

      FAF has prepared and will provide a separate Prospectus relating to the Class A, Class B and Class C shares, the Class D shares, the Class I shares, the Class Y shares, the Class Z shares, the Reserve shares, and the Piper Jaffray shares of the Funds. These Prospectuses can be obtained by writing Quasar Distributors, LLC at 615 East Michigan Street, Milwaukee, WI 53202, or by calling First American Funds Investor Services at 800 677-FUND.

      The Bylaws of FAF provide that meetings of shareholders be held only with such frequency as required under Minnesota law and the 1940 Act. Minnesota corporation law requires only that the Board of Directors convene shareholders' meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of FAF may demand a regular meeting of shareholders by written notice given to the President or Treasurer of FAF. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 40 days after receipt of the demand, all at the expense of FAF. In addition, the 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

      This Statement of Additional Information may also refer to affiliated investment companies, including: First American Investment Funds, Inc. ("FAIF"); First American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios, Inc. ("FAIP"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Income Fund, Inc. and First American Minnesota Municipal Income Fund II, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF"). The shareholders of FAIP approved the liquidation of the seven portfolios included in such investment company at a meeting held August 17, 2004, and such liquidations were consummated in August and September 2004.

                             INVESTMENT RESTRICTIONS

      Each Fund is classified under the 1940 Act as a diversified series of an open-end management investment company. This classification cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The 1940 Act currently requires that, as a diversified fund, a Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof, securities of other investment companies, and cash and cash items (including receivables).

      In addition to the investment objective and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" below, the Funds are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS

      None of the Funds will:

      1. Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

      4.    Invest for the primary purpose of control or management.

      5. Purchase physical commodities or contracts relating to physical commodities.

      6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

      7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

      8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

      For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

      For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Fund currently does not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 (as discussed below under "Additional Restrictions") would be deemed to be loans.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The following restrictions are non-fundamental and may be changed by FAF's Board of Directors without a shareholder vote.

      The Funds will not:

      1.    Sell securities short.

      2. Borrow money in an amount exceeding 10% of a Fund's total assets. The Funds will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

      3.    Invest more than 10% of their net assets in illiquid securities.

ADDITIONAL RESTRICTIONS

      The Funds may not invest in obligations of any affiliate of U.S. Bancorp, including U.S. Bank.

      FAF has received an exemptive order (Investment Company Act Release No. 22589 dated March 28, 1997) from the Securities and Exchange Commission under which short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor. U.S. Treasury Money Market Fund will not invest in repurchase agreements.

      FAF has also received an exemptive order (Investment Company Act Release No. 25526 dated April 15, 2002) from the Securities and Exchange Commission which permits the Funds to participate in an interfund lending program pursuant to which the Funds and other funds advised by the Advisor may lend money directly to each other for emergency or temporary purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders because they rarely need to borrow cash to meet redemptions). The duration of any loans made under the interfund lending program will be limited to the time required to receive payment for the securities sold, but in no event more than 7 days. All loans will be callable by the lending fund on one business day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Directors of the participating funds.

      The Funds are subject to the investment restrictions of Rule 2a-7 under the 1940 Act in addition to other policies and restrictions discussed herein. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by each Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of the Board of Directors of FAF to determine that the Funds' investments present only "minimal credit risk" and are Eligible Securities. The Board of Directors of FAF has established written guidelines and procedures for the Advisor and oversees the Advisor's determination that the Funds' portfolio securities present only "minimal credit risk" and are Eligible Securities.

      Rule 2a-7 requires, among other things, that each Fund may not invest, other than in United States "Government Securities" (as defined in the 1940
Act), more than 5% of its total assets in securities issued by the issuer of the security; provided that the applicable Fund may invest in First Tier Securities (as defined in Rule 2a-7) in excess of that limitation for a period of up to three business days after the purchase thereof provided that the Fund may not make more than one such investment at any time. Rule 2a-7 also requires that each Fund may not invest, other than in United States Government securities, (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer.

NONPUBLIC DISCLOSURE

      The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Nonpublic Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent he use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

      The Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. Because of the types of securities held by the Money Market Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

      The principal investment strategies of the Funds are set forth in the Funds' current Prospectuses under "Fund Summaries." This section describes in additional detail certain of the Funds' principal investment strategies and other non-principal investment strategies. The Funds have attempted to identify investment strategies that will be employed in pursuing their investment objectives. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of its assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth above under "Investment Restrictions."

      If a percentage limitation referred to in this SAI or in the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation except in the case of the limitations on illiquid investments and borrowing from banks.

      The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities. These other securities may have less stability of principal, be less liquid, and fluctuate more in value than the securities in which the Funds invest. All securities in each Fund's portfolio are purchased with and payable in United States dollars.

MUNICIPAL SECURITIES

      Tax Free Obligations Fund invests in municipal securities as a principal investment strategy. Municipal securities include municipal bonds and other debt securities issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Section includes short-term municipal notes and other commercial paper issued by the states and their political subdivision.

      Two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligation. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

      Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Fund may invest.

      Tax Free Obligations Fund's investment in municipal bonds and other debt obligations that are purchased from financial institutions such as commercial and investment banks, savings associations and insurance companies may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax.

      In addition, Tax Free Obligations Fund may invest in other federal income tax-free securities such as (i) tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues, (ii) bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds, (iii) variable and floating rate obligations including variable rate demand notes and (iv) participation, trust and partnership interests in any of the foregoing obligations.

      Tax Free Obligations Fund may also invest up to 20% of its total assets in municipal securities, the interest on which is treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the alternative minimum tax.

LOAN PARTICIPATIONS

      Prime Obligations Fund may invest in loan participation interests as a principal investment strategy. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest (for example, a Fund) generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. If Prime Obligations Fund invests in loan participation interests that can be sold within a seven-day period, the interests are deemed by the Advisor to be liquid investments. If Prime Obligations Fund invests in loan participation interests that are restricted from being sold within a seven-day period, the interests are deemed by the Advisor to be illiquid investments and therefore subject to the Fund's non-fundamental policy limiting investments in illiquid securities to not more than 10% of net assets.

SECTION 4(2) AND RULE 144A SECURITIES

      The securities in which Prime Obligations Fund and Tax Free Obligations Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Such securities, if they meet the criteria for liquidity established by the Board of Directors, will be considered liquid. Consequently, Prime Obligations Fund and Tax Free Obligations Fund do not intend to subject such securities to the 10% limitation applicable to investments in illiquid securities. Investing in Rule

144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

      Prime Obligations Fund may invest as a principal investment strategy in dollar-denominated obligations of U.S. branches of foreign banks, foreign branches of domestic banks, foreign banks, and foreign corporations. In addition, the obligations in which Tax Free Obligations Fund may be guaranteed by, or backed by letters of credit issued by, foreign banks or corporations.

      Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

      In addition, there may be less publicly available information about a foreign bank or company than about a United States domiciled bank or company. Foreign banks and companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic banks and companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Various provisions of federal law governing the establishment and operation of domestic branches of foreign banks do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

UNITED STATES GOVERNMENT SECURITIES

      Each Fund may invest in securities issued or guaranteed as to principal or interest by the United States government, or agencies or instrumentalities of the United States Government. Making such investments is a principal investment strategy for each Fund other than Tax Free Obligations Fund. These investments include direct obligations of the United States Treasury such as United States Treasury bonds, notes, and bills. The Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. In addition to Treasury securities, Government Obligations Fund, Prime Obligations Fund and Tax Free Obligations Fund may invest in securities, such as notes, bonds, and discount notes which are issued or guaranteed by agencies of the United States Government and various instrumentalities which have been established or sponsored by the United States Government. Except for United States Treasury securities, these United States Government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Advisor considers securities guaranteed by an irrevocable letter of credit issued by a government agency to be guaranteed by that agency.

      United States Treasury obligations include bills, notes and bonds issued by the United States Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying United

States Treasury obligations. A Fund's investments in STRIPS will be limited to components with maturities of less than 397 days and the Funds will not actively trade such components.

REPURCHASE AGREEMENTS

      Each Fund other than U.S. Treasury Money Market Fund may engage in repurchase agreements with respect to any of its portfolio securities as a principal investment strategy. U.S. Treasury Money Market Fund may not enter into repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a mutually agreed upon time and price. The Funds may engage in repurchase agreements with any member bank of the Federal Reserve System or dealer in United States Government securities. Repurchase agreements usually are for short periods, such as under one week, not to exceed 30 days. In all cases, the Advisor must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of bankruptcy of the other party to a repurchase agreement, a Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss.

CREDIT ENHANCEMENT AGREEMENTS

      Prime Obligations Fund and Tax Free Obligations Fund, as a non-principal investment strategy, may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on such Funds' investment securities. Although each investment security, at the time it is purchased, must meet such Funds' creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when the Advisor, through yield and credit analysis, deems that credit enhancement of certain of such Funds' securities is advisable. As a non-fundamental policy, Prime Obligations Fund and Tax Free Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of such Fund's total assets.

PUT OPTIONS

      Prime Obligations Fund and Tax Free Obligations Fund, as a non-principal investment strategy, may purchase securities that provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. A Fund may pay a higher price for a security with a put than would be paid for the same security without a put. The primary purpose of purchasing such securities with puts is to permit the Funds to be as fully invested as practicable securities while at the same time providing the Funds with appropriate liquidity.

VARIABLE AND FLOATING RATE OBLIGATIONS

      Certain of the obligations in which Prime Obligations Fund, Government Obligations Fund and Tax Free Obligations Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days. The Funds determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission ("SEC") rules that allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

BANK OBLIGATIONS

      As noted in the Prospectuses, Prime Obligations Fund invests as a principal investment strategy in U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million, including fixed and variable rate certificates of deposit, time deposits, and bankers' acceptances. In connection with Prime Obligation

Fund's purchase of variable rate certificates of deposit ("CDs"), the Fund may enter into agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. Time deposits which may be purchased by the Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. The Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because the Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, each of the Funds other than U.S. Treasury Money Market Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, bank or other institutional borrowers of securities. Only Government Obligations Fund does so as a principal investment strategy. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from a shareholder's gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. When a Fund lends portfolio securities, it continues to be entitled to the interest payable on the loaned securities and, in addition, receives interest on the amount of the loan at a rate negotiated with the borrower. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to U.S. Bank) in connection with these loans.

      U.S. Bancorp Asset Management may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting it to provide such services and receive such compensation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      Each Fund may purchase securities on a when-issued or delayed delivery basis, although none of the Funds do so as a principal investment strategy. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation and no interest accrues to the Fund during the period prior to settlement. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds do not receive income from these securities until such securities are delivered. Each Fund will also establish a segregated account with its custodian in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. A Fund will not purchase securities on a when issued or delayed delivery basis if, as a result thereof, more than 15% of that Fund's net assets would be so invested.

MONEY MARKET FUNDS

      Each of the Funds may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of the investing Fund. U.S. Treasury Money Market Fund invests in the securities of other money market funds as a principal investment strategy. The other Funds do so as a non-principal investment strategy. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by their shareholders. The money market funds in which the Funds may invest include other money market funds advised by the Advisor. Investments by a Fund in other money market funds advised by the Advisor are subject to certain restrictions contained in an exemptive order issued by the SEC.

                               PORTFOLIO TURNOVER

      The Funds generally intend to hold their portfolio securities to maturity. In certain instances, however, a Fund may dispose of its portfolio securities prior to maturity when it appears such action will be in the best interest of the Fund because of changing money market conditions, redemption requests, or otherwise. A Fund may attempt to maximize the total return on its portfolio by trading to take advantage of changing money market conditions and trends or to take advantage of what are believed to be disparities in yield relationships between different money market instruments. Because each Fund invests in short-term securities and manages its portfolio as described above in "Investment Restrictions" and "Additional Information Concerning Fund Investments" and, as set forth "Fund Summaries" sections of the Funds' Prospectuses, each Fund's portfolio will turn over several times a year. Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because the transactional costs are small, the high turnover is not expected to materially affect net asset values or yields. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and, therefore, each Fund's turnover rate for reporting purposes will be zero.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The directors and executive officers of FAF are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FAF's Board of Directors is generally responsible for the overall operation and management of FAF. The Board of Directors consists entirely of directors who are not "interested persons" of FAF, as that term is defined in the 1940 Act ("Independent Directors").

INDEPENDENT DIRECTORS

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN         OTHER
NAME, ADDRESS,   POSITION(s)       TERM OF OFFICE                                        FUND COMPLEX      DIRECTORSHIPS
 AND YEAR OF        HELD           AND LENGTH OF           PRINCIPAL OCCUPATION(s)        OVERSEEN BY         HELD BY
    BIRTH         WITH FUND         TIME SERVED             DURING PAST 5 YEARS             DIRECTOR         DIRECTOR*
--------------   -----------   ----------------------   ----------------------------   -----------------   -------------
Benjamin R.        Director    Term expiring earlier    Retired; Senior Financial      First American           None
Field III,                     of death, resignation,   Advisor, Bemis Company, Inc.   Funds Complex:
P.O. Box 1329,                 removal,                 from 2002 to March 2003;       eleven registered
Minneapolis,                   disqualification, or     Senior Vice President, Chief   investment
Minnesota                      successor duly elected   Financial Officer and          companies,
55440-1329                     and qualified.           Treasurer, Bemis, through      including 56
(1938)                         Director of FAF since    2002                           portfolios
                               September 2003

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN           OTHER
NAME, ADDRESS,   POSITION(s)       TERM OF OFFICE                                        FUND COMPLEX       DIRECTORSHIPS
 AND YEAR OF        HELD           AND LENGTH OF           PRINCIPAL OCCUPATION(s)        OVERSEEN BY           HELD BY
    BIRTH         WITH FUND         TIME SERVED             DURING PAST 5 YEARS             DIRECTOR           DIRECTOR*
--------------   -----------   ----------------------   ----------------------------   -----------------   ----------------
Roger A.           Director    Term expiring earlier    Retired; Vice President,       First American            None
Gibson,                        of death, resignation,   Cargo - United Airlines,       Funds Complex:
P.O. Box 1329,                 removal,                 from July 2001 through July    eleven registered
Minneapolis,                   disqualification, or     2004; Vice President, North    investment
Minnesota                      successor duly elected   America-Mountain Region for    companies,
55440-1329                     and qualified.           United Airlines (1995-2001)    including 56
(1946)                         Director of FAF since                                   portfolios
                               October 1997

Victoria J.        Director    Term expiring earlier    Investment consultant and      First American            None
Herget,                        of death, resignation,   non-profit board member        Funds Complex:
P.O. Box 1329,                 removal,                 since 2001; Managing           eleven registered
Minneapolis,                   disqualification, or     Director of Zurich Scudder     investment
Minnesota                      successor duly elected   Investments through 2001       companies,
55440-1329                     and qualified.                                          including 56
(1951)                         Director of FAF since                                   portfolios
                               September 2003

Leonard W.         Director    Term expiring earlier    Owner, Executive and           First American            None
Kedrowski,                     of death, resignation,   Management Consulting, Inc.,   Funds Complex:
P.O. Box 1329,                 removal,                 a management consulting        eleven registered
Minneapolis,                   disqualification, or     firm; Board member, GC         investment
Minnesota                      successor duly elected   McGuiggan Corporation (dba     companies,
55440-1329                     and qualified.           Smyth Companies), a label      including 56
(1941)                         Director of FAF since    printer; former Chief          portfolios
                               November 1993            Executive Officer, Creative
                                                        Promotions International,
                                                        LLC, a promotional award
                                                        programs and products
                                                        company, through October
                                                        2003; Advisory Board Member,
                                                        Designer Doors, a
                                                        manufacturer of designer
                                                        doors, through 2002

Richard K.         Director    Term expiring earlier    Retired; Director, President   First American      Cleveland-Cliffs
Riederer,                      of death, resignation,   and Chief Executive Officer,   Funds Complex:      Inc (a
P.O. Box 1329,                 removal,                 Weirton Steel through 2001     eleven registered   producer of
Minneapolis,                   disqualification, or                                    investment          iron ore
Minnesota                      successor duly elected                                  companies,          pellets)
55440-1329                     and qualified.                                          including 56
(1944)                         Director of FAF since                                   portfolios
                               August 2001

Joseph D.          Director    Term expiring earlier    Owner and President, Strauss   First American            None
Strauss,                       of death, resignation,   Management Company,  a         Funds Complex:
P.O. Box 1329,                 removal,                 Minnesota holding company      eleven registered
Minneapolis,                   disqualification, or     for various organizational     investment
Minnesota                      successor duly elected   management business            companies,
55440-1329                     and qualified.           ventures; Owner, Chairman      including 56
(1940)                         Director of FAF since    and Chief Executive Officer,   portfolios
                               September 1991           Community Resource
                                                        Partnerships, Inc., a
                                                        corporation engaged in
                                                        strategic planning,
                                                        operations management,
                                                        government relations,
                                                        transportation planning and
                                                        public relations; attorney
                                                        at law; Partner and
                                                        Chairman, Excensus, LLC, a
                                                        demographic services company

Virginia L.        Chair;      Chair term three         Owner and President,           First American            None
Stringer,          Director    years. Director term     Strategic Management           Funds Complex:
P.O. Box 1329,                 expiring earlier of      Resources, Inc., a             eleven registered
Minneapolis,                   death, resignation,      management consulting firm;    investment
Minnesota                      removal,                 Executive Consultant for       companies,
55440-1329                     disqualification, or     State Farm Insurance Cos.      including 56
(1944)                         successor duly elected                                  portfolios
                               and qualified. Chair
                               of FAF's Board since
                               September

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN         OTHER
NAME, ADDRESS,   POSITION(s)       TERM OF OFFICE                                      FUND COMPLEX      DIRECTORSHIPS
 AND YEAR OF        HELD           AND LENGTH OF         PRINCIPAL OCCUPATION(s)        OVERSEEN BY         HELD BY
    BIRTH         WITH FUND         TIME SERVED            DURING PAST 5 YEARS            DIRECTOR         DIRECTOR*
--------------   -----------   ----------------------   --------------------------   -----------------   -------------
                               1997; Director of FAF
                               since September 1987

James M. Wade,     Director    Term expiring earlier    Owner and President, Jim     First American          None
P.O. Box 1329,                 of death, resignation,   Wade Homes, a homebuilding   Funds Complex:
Minneapolis,                   removal,                 company, since 1999          eleven registered
Minnesota                      disqualification, or                                  investment
55440-1329                     successor duly elected                                companies,
(1943)                         and qualified.                                        including 56
                               Director of FAF since                                 portfolios
                               August 2001

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS

                                            TERM OF OFFICE
 NAME, ADDRESS, AND    POSITION(s) HELD     AND LENGTH OF
    YEAR OF BIRTH          WITH FUND         TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
---------------------  ----------------  -------------------  -------------------------------------------------------
Thomas S. Schreier,    President         Re-elected by the    Chief Executive Officer of U.S. Bancorp Asset
Jr.,                                     Board annually;      Management, Inc. since May 2001; Chief Executive
U.S. Bancorp                             President of FAF     Officer of First American Asset Management from
Asset Management,                        since February 2001  December 2000 through May 2001 and of Firstar
Inc.,                                                         Investment & Research Management Company from February
800 Nicollet Mall,                                            2001 through May 2001; Senior Managing Director and
Minneapolis,                                                  Head of Equity Research of U.S. Bancorp Piper Jaffray
Minnesota 55402                                               from October 1998 through December 2000; prior to
(1962) *                                                      October 1988, Senior Airline Analyst and a Director in
                                                              the Research Department, Credit Suisse First Boston

Mark S. Jordahl,       Vice President    Re-elected by the    Chief Investment Officer of U.S. Bancorp Asset
U.S. Bancorp Asset     - Investments     Board annually;      Management, Inc. since September 2001; President and
Management, Inc.                         Vice President  -    Chief Investment Officer, ING Investment Management -
800 Nicollet Mall,                       Investments of FAF   Americas (September 2000 to June 2001); Senior Vice
Minneapolis,                             since September      President and Chief Investment Officer, ReliaStar
Minnesota 55402                          2001                 Financial Corp. (January 1998 to September 2000)
(1960) *

Jeffery M. Wilson,     Vice President    Re-elected by the    Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset     - Administration  Board annually;      since May 2001; prior thereto, Senior Vice President
Management, Inc.                         Vice President -     of First American Asset Management
800 Nicollet Mall,                       Administration of
Minneapolis,                             FAF since March
Minnesota 55402                          2000
(1956) *

Charles D. Gariboldi,  Treasurer         Re-elected by the    Treasurer, U.S. Bancorp Asset Management, Inc., since
U.S. Bancorp Asset                       Board annually;      October 2004; prior thereto, vice president for
Management, Inc.                         Treasurer of FAF     investment accounting and fund treasurer of Thrivent
800 Nicollet Mall,                       since December       Financial for Lutherans. (1988 - October 2004)
Minneapolis,                             2004
Minnesota 55402
(1959) *

David H. Lui,          Chief Compliance  Re-elected by the    Chief Compliance Officer of U.S. Bancorp Asset
U.S. Bancorp Asset     Officer           Board annually;      Management, Inc. since March 2005; prior thereto,
Management, Inc.                         Chief Compliance     Chief Compliance Officer for Franklin Advisors, Inc.
800 Nicollet Mall,                       Officer of FAF       and Chief Compliance Counsel for Franklin Templeton
Minneapolis, MN 55402                    since                Investments since 2004; prior thereto, Chief
(1960) *                                 March 2005           Compliance Counsel and Head of Institutional
                                                              Compliance, Charles Schwab & Co., Inc. (1992 to 2004)

                                            TERM OF OFFICE
 NAME, ADDRESS, AND     POSITION(s) HELD     AND LENGTH OF
    YEAR OF BIRTH           WITH FUND        TIME SERVED           PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------  ----------------  ------------------  ------------------------------------------------------
Kathleen L.                Secretary      Re-elected by the   Deputy General Counsel, U.S. Bancorp Asset Management
Prudhomme,                                Board annually;     since November 2004; prior thereto, Partner, Dorsey &
U.S. Bancorp Asset                        Secretary of FAF    Whitney LLP, a Minneapolis- based law firm
Management, Inc.                          since December
800 Nicollet Mall,                        2004; Assistant
Minneapolis,                              Secretary of FAF
Minnesota 55402                           from September
(1953) *                                  1998 through
                                          December 2004

Brett L. Agnew,            Assistant      Re-elected by the   Attorney, U.S. Bancorp Asset Management, Inc., since
U.S. Bancorp Asset         Secretary      Board annually;     August 2004; Senior Counsel, Thrivent Financial for
Management, Inc.                          Assistant           Lutherans 2001-2004; prior thereto, consultant,
800 Nicollet Mall                         Secretary of FAF    Principal Financial Group
Minneapolis, Minnesota                    since December
55402 (1971)*                             2004

James D. Alt,              Assistant      Re-elected by the   Partner, Dorsey & Whitney LLP, a Minneapolis- based
50 South Sixth             Secretary      Board annually;     law firm
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAF
Minnesota 55402 (1951)                    since December
                                          2004; Secretary of
                                          FAF from June 2002
                                          through December
                                          2004; Assistant
                                          Secretary of FAF
                                          from September
                                          1998 through June
                                          2002

James R. Arnold,           Assistant      Re-elected by the   Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan            Secretary      Board annually;     March 2002; Senior Administration Services Manager,
Street, Milwaukee, WI                     Assistant           UMB Fund Services, Inc. through March 2002
53202 (1957)                              Secretary of FAF
                                          since September
                                          June 2003

Douglas G. Hess,           Assistant      Re-elected by the   Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan            Secretary      Board annually;     November 2002; prior thereto, Assistant Vice
Street, Milwaukee, WI                     Assistant           President, Fund Compliance Administrator, U.S. Bancorp
53202 (1967) *                            Secretary of FAF    Fund Services LLC
                                          since September
                                          2001

* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui , Agnew and Ms. Prudhomme are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

      There are currently three standing committees of the FAF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee. References to the "Funds" in the committee descriptions below are to the Fund and each of the other series of FAF. All committee members are Independent Directors.

                                                                                            NUMBER OF FUND COMPLEX
                                                                                              COMMITTEE MEETINGS
                                                                                               HELD DURING FAF'S
                                                                                               FISCAL YEAR ENDED
                               COMMITTEE FUNCTION                    COMMITTEE MEMBERS              9/30/04
---------------  ----------------------------------------------  -------------------------  ----------------------
Audit Committee  The purposes of the Committee are (1) to        Leonard Kedrowski (Chair)             6
                 oversee the Funds' accounting and financial          Benjamin Field
                 reporting policies and practices, their             Virginia Stringer
                 internal controls and, as appropriate, the             (ex-officio)
                 internal controls of certain service
                 providers; (2) to oversee the quality of the
                 Funds' financial statements and the
                 independent audit thereof; (3) to assist Board
                 oversight of the Funds' compliance with legal
                 and regulatory

                                                                                           NUMBER OF FUND COMPLEX
                                                                                             COMMITTEE MEETINGS
                                                                                              HELD DURING FAF'S
                                                                                              FISCAL YEAR ENDED
                               COMMITTEE FUNCTION                    COMMITTEE MEMBERS             9/30/04
---------------  ----------------------------------------------  ------------------------  ----------------------
                 requirements; and (4) to act as a liaison
                 between the Funds' independent auditors and
                 the full Board of Directors.  The Audit
                 Committee, together with the Board of
                 Directors, has the ultimate authority and
                 responsibility to select, evaluate and, where
                 appropriate, replace the outside auditor (or
                 to nominate the outside auditor to be proposed
                 for shareholder approval in any proxy
                 statement).

Pricing          The Committee is responsible for valuing         Joseph Strauss (Chair)              5
Committee        portfolio securities for which market                Victoria Herget
                 quotations are not readily available, pursuant         James Wade
                 to procedures established by the Board of           Virginia Stringer
                 Directors.                                            (ex-officio)

Governance       The Committee has responsibilities relating to  Richard Riederer (Chair)             5
Committee        (1) Board and Committee composition                   Roger Gibson
                 (including, interviewing and recommending to         Victoria Herget
                 the Board nominees for election as directors;       Virginia Stringer
                 reviewing Board composition to determine the          (ex-officio)
                 appropriateness of adding individuals with
                 different backgrounds or skills; reviewing the
                 independence of all independent directors;
                 reporting to the Board on which current and
                 potential members of the Audit Committee
                 qualify as Audit Committee Financial Experts;
                 recommending a successor to the Board Chair
                 when a vacancy occurs; and consulting with the
                 Board Chair on Committee assignments); (2)
                 Committee structure and governance (including,
                 at least annually, reviewing each Committee's
                 structure and reviewing each Committee's
                 charter and suggesting changes thereto); (3)
                 director education (including developing an
                 annual education calendar; monitoring
                 independent director attendance at educational
                 seminars and conferences; and developing and
                 conducting orientation sessions for new
                 independent directors); and 4) governance
                 practices (including reviewing and making
                 recommendations regarding director
                 compensation and director expenses; monitoring
                 director investments in the Funds; monitoring
                 compliance with director retirement policies;
                 assisting in the Board self-evaluation
                 process; assisting in the evaluation of Board
                 support by management, Fund counsel and
                 counsel to the independent directors;
                 evaluating legal support provided to the Funds
                 and the directors; reviewing the Board's
                 adherence to industry "best practices;"  and
                 reviewing and recommending changes in Board
                 governance policies, procedures and practices).

      The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

      A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Riederer), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

      The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

      The information in the table below discloses the dollar ranges of (i) each director's beneficial ownership in the Fund, and (ii) each director's aggregate beneficial ownership in all funds within the First American Funds complex. All of the directors of FAF are Independent Directors.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF DIRECTOR     DOLLAR RANGE OF EQUITY SECURITIES IN FUND    SECURITIES IN THE FIRST AMERICAN FUNDS COMPLEX*
----------------     -----------------------------------------    -----------------------------------------------
Benjamin Field                     Over $ 100,000                                   Over $100,000
Leonard Kedrowski                        $0                                         Over $100,000
Roger Gibson                             $0                                         Over $100,000
Victoria Herget                          $0                                         Over $100,000
Joseph Strauss                      $ 1 - $10,000                                   Over $100,000
Richard Riederer                    $ 1 - $10,000                                   Over $100,000
Virginia Stringer                $ 50,001 - $100,000                                Over $100,000
James Wade                               $0                                         Over $100,000

* The dollar range disclosed is based on the value of the securities as of December 31, 2004.

      As of December 31, 2004, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

      The Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 9, 2004. In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each
Fund:

      - the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund (which the Board believed are comprehensive in light of the nature of the Funds);

      - the structure and rate of the fees charged by the Advisor under the Advisory Agreement (both before and after fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors and to the advisory fees charged by the Advisor to its non-Fund investment advisory clients (with the Board believing that the Funds' fees are reasonable);

      - the historical profitability of the Advisory Agreement to the Advisor with respect to the Fund, and the historical profitability to the Advisory of its non-Fund investment advisory relationships (with the Board believing that profitability with respect to the Fund was reasonable in light of the services provided);

      - the other benefits which may be received by the Advisor and its affiliates in providing services to the Fund (including the revenues received by the Advisor and its affiliates for providing administrative, distribution, custodial, and securities lending services to the Funds);

      - the Advisor's commitment to conduct a study of the economies of scale it realizes in providing investment advisory services to the Funds, and to present the results of this study and its recommendations concerning additional advisory fee "breakpoints" to the Board of Directors;

      - the Advisor's current and intended investments in systems and personnel to enhance its compliance function, and its commitment to quantify these investments for the Board of Directors;

      - the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Funds' total fees and expenses are reasonable);

      - the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more unmanaged "benchmark" indices for the Fund;

      - information and reports concerning the management and performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

      - an in-depth review of strategies and performance which the Board performs with respect to each Fund at least annually;

      - with respect to those Funds which had significantly underperformed their peers or benchmarks on a one-year, three-year, or five-year basis, the reasons for such underperformance, the steps taken by the Advisor to improve the performance of such Funds, and the changes in performance of such Funds; and

      - the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

      The "similar funds managed by other investment advisors" referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor. The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

      The Board of Directors reviewed and approved the Advisory Agreement with respect to U.S. Treasury Money Market Fund on September 16, 2004. In connection with its approval, the Board of Directors reviewed and considered the following factors:

      - the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund (which the Board believed are comprehensive in light of the nature of the
            Fund);

      - the structure and rate of the fees charged to the Fund by the Advisor under the Advisory Agreement, as compared to the advisory fees paid by similar funds managed by other investment advisors (with the Board believing that the Fund's fees are reasonable);

      - the total fees and expenses to be paid by the Fund, taking into account expense limitations, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Fund's estimated total fees and expenses are reasonable);

      - the fact that the Advisor contractually agreed to limit Fund expenses through September 30, 2005;

      - the nature and scope of the investment advisory services anticipated to be provided by the Advisor to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

      The Board of Directors was led in its review and deliberations by James M. Wade, a "disinterested" director of the Funds whom the Board has designated as Fund Review Liaison. The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board's review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund. No single factor or group of factors was deemed to be determinative by the Board in making these judgments. Although the Board placed the most weight on the Funds' performance and level of fees, it based its decisions on the totality of the information that it requested and reviewed.

COMPENSATION

      The First American Family of Funds, which includes FAIF, FAF, FASF and FACEF (the portfolios of FAIP were liquidated in August and September of 2004), currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000. In addition, directors are paid the following fees for attending Board and committee meetings:

      - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500 per day in the case of the Chair);

      - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750 in the case of the Chair);

      - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair); and

      - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair).

      Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds on the basis of net assets.

      The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

      Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Secretary, and Michael J. Radmer and Kathleen L. Prudhomme, Assistant Secretaries, of FAIF, FAF, FASF, FAIP and FACEF, were partners during the fiscal year ended September 30, 2004.

      The following table sets forth information concerning aggregate compensation paid to each director of FAF (i) by FAF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2004. All of the directors of FAF are Independent Directors. No executive officer or affiliated person of FAF received any compensation from FAF in excess of $60,000 during such fiscal year.

                                       AGGREGATE           PENSION OR                             TOTAL COMPENSATION
                                     COMPENSATION     RETIREMENT BENEFITS    ESTIMATED ANNUAL    FROM REGISTRANT AND
                                         FROM          ACCRUED AS PART OF     BENEFITS UPON      FUND COMPLEX PAID TO
NAME OF PERSON, POSITION            REGISTRANT (1)       FUND EXPENSES          RETIREMENT          DIRECTORS (2)
--------------------------------    --------------    -------------------    ----------------    --------------------
Benjamin R. Field III, Director        $ 64,451               -0-                   -0-                $121,250
Mickey P. Foret, Director                63,122               -0-                   -0-                 118,750
Roger A. Gibson, Director                58,250               -0-                   -0-                 113,750
Victoria J. Herget, Director             58,471               -0-                   -0-                 110,000
Leonard W. Kedrowski, Director           71,737               -0-                   -0-                 145,625
Richard K. Riederer, Director            68,438               -0-                   -0-                 128,750
Joseph D. Strauss, Director              66,112               -0-                   -0-                 124,375
Virginia L. Stringer, Director &
Chair                                   104,318               -0-                   -0-                 196,250
James M. Wade, Director                  63,122               -0-                   -0-                 118,750

(1) Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors:
Roger A. Gibson, $28,018; and Leonard W. Kedrowski, $71,737.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $56,875; and Leonard W. Kedrowski, $145,625.

                                 CODE OF ETHICS

      First American Funds, Inc., U.S. Bancorp Asset Management, Inc, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

      U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2004, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $193 billion, consolidated deposits of $116 billion and shareholders' equity of $19.6 billion.

      Pursuant to an Investment Advisory Agreement, dated January 20, 1995 (the "Advisory Agreement"), the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment advisor for and to manage the investment of the series of FAF then in existence. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.10% of the Fund's average daily net assets (before any waivers).

      The Advisory Agreement requires the Advisor to arrange, if requested by FAF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAF if duly elected to such positions by the shareholders or directors of FAF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

      In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

      The Advisor has contractually agreed to waive fees and reimburse expenses for each of the Funds as set forth in the Funds' Prospectuses. Additionally, the Advisor may, at its option, waive additional fees, or reimburse expenses, with respect to each of the Funds from time to time. Any such additional waiver or reimbursement is voluntary and may be discontinued at any time unless otherwise set forth in the Prospectus. In addition, with respect to such voluntary waivers or reimbursements, the Advisor may retain the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

      The following table sets forth total advisory fees before waivers and after waivers for the Funds for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004. Information is not presented for U.S. Treasury Money Market Fund, both below and elsewhere in this SAI, because such Fund did not commence operations until October 25, 2004.


                                    FISCAL YEAR ENDED             FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                   SEPTEMBER 30, 2002             SEPTEMBER 30, 2003             SEPTEMBER 30, 2004
                                   ------------------             ------------------             ------------------
                              ADVISORY FEE   ADVISORY FEE    ADVISORY FEE    ADVISORY FEE   ADVISORY FEE   ADVISORY FEE
                             BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
                             --------------  -------------  --------------  -------------  --------------  -------------
Government Obligations Fund   $ 8,585,347     $ 7,118,193    $ 9,711,183     $ 7,946,409     $ 3,190,211    $ 1,508,409
Prime Obligations Fund         63,970,910      58,404,244     54,458,861      49,926,688      16,477,817     13,416,171
Tax Free Obligations Fund       4,708,957       3,878,157      4,536,661       3,662,403       1,485,974        670,761
Treasury Obligations Fund      33,016,698      27,605,671     34,140,087      27,942,371      10,183,651      5,115,657

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

      In addition to the contingent deferred sales charge payments and the distribution, service and transfer agency fees described in the prospectus, the Advisor and/or Quasar Distributors, LLC (the "Distributor") may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions) under the categories described below for the purpose of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. These categories are not mutually exclusive, and a single institution may receive payments under all categories. These payments may create an incentive for an institution or its representatives to recommend or offer shares of the fund or other First American Funds to its customers. These additional payments are made pursuant to agreements with institutions and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the Fund as shown in the "Fund Summaries" section of the prospectus.

      Marketing Support Payments. The Advisor and/or Distributor may make payments to certain institutions that are registered as holders or dealers of record for accounts in one or more of the First American Funds. An institution's marketing support services may include business planning assistance, advertising, educating the institution's personnel about the First American Funds and shareholder financial planning needs, placement on the institution's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the institution. The Advisor and/or Distributor compensates institutions differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing support and educational activities provided by the institution. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

      The payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the funds by the institution's customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the Advisor and/or Distributor.

      Except as described below, in the case of any one institution, marketing support payments are not expected, with certain limited exceptions, to exceed 0.35% of the average net assets of First American Funds' retail mutual funds attributable to that institution on an annual basis.

      Transaction Support Payments. The types of payments that the Advisor and/or Distributor may make under this category include, among others, payment of ticket charges of up to $25 per purchase or exchange order placed by an institution or one time payments for ancillary services such as setting up funds on an institution's mutual fund trading system.

      Program Servicing Payments. The Advisor and/or Distributor may also make payments to certain institutions that sell First American Fund shares through retirement plans and other investment programs to compensate institutions for a variety of services they provide to such programs. An institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by the Advisor and/or Distributor for program servicing support to any one institution are not expected, with certain limited exceptions, to exceed 0.25% of the total assets in the program on an annual basis. In addition, the Advisor and/or Distributor may make one-time or annual payments to selected institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of First American Funds on the institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such institution on an annual basis to exceed the amounts set forth above.

      Other Payments. From time to time, the Advisor and/or Distributor, at its expense, may provide additional compensation to institutions that sell or arrange for the sale of shares of the fund(s). Such compensation may include financial assistance to institutions that enable the Advisor and/or Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other institution employees, client and investor events and other institution-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event.

      The Advisor and/or Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or Distributor.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. The Advisor and/or Distributor makes payments for events it deems appropriate, subject to its internal guidelines and applicable law. You can ask your institution for information about any payments it receives from the Advisor and/or Distributor and the services it provides for those payments.

      In addition to payments to institutions described above, the Advisor and/or Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

      Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

ADMINISTRATOR

      U.S. Bancorp Asset Management, Inc. ("USBAM") and U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the "Administrators"), serve as co-administrators pursuant to a Co-Administration Agreement between the Administrators and the Funds, dated as of October 1, 2001 ("Co-Administration Agreement"). USBFS is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services. Pursuant to the Co-Administration Agreement, USBFS will also serve as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.135% on the next $17 billion of aggregate average daily assets, 0.12% on the next $25 billion of aggregate average daily assets, and 0.10% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF and FAIF. FAIP also was included in the First American fund family prior to liquidation of FAIP's portfolios.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account (except with respect to a Fund's Piper Jaffray shares), closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

      The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to the Administrators for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                              FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                             SEPTEMBER 30, 2002  SEPTEMBER 30, 2003  SEPTEMBER 30, 2004
                             ------------------  ------------------  ------------------
Government Obligations Fund     $  2,941,090        $  4,177,089        $  4,141,566
Prime Obligations Fund            21,526,137          25,093,209          20,989,263
Tax Free Obligations Fund          1,728,109           2,033,861           1,940,403
Treasury Obligations Fund         12,035,207          14,725,456          13,228,234

      Effective August 1, 2003, FAF entered into a Shareholder Service Plan and Agreement with USBAM, under which USBAM agreed to provide FAF, or enter into written agreements with other service providers pursuant to which the service providers will provide FAF, with non-distribution-related services to shareholders of Class A, Class D, Class I, Class Y and Piper Jaffray shares.
FAF also entered into such an agreement with USBAM on May 4, 2005, with respect to the Treasury Obligations Fund Reserve shares. USBAM has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the

Funds have agreed to pay USBAM a fee at an annual rate of 0.25% of the average net asset value of the Class A, Class D, Class Y and Piper Jaffray shares, and a fee at an annual rate of 0.20% of the average net asset value of the Class I shares, computed daily and paid monthly. During the fiscal years ended September 30, 2003 and September 30, 2004, the Funds paid to USBAM shareholder servicing fees in the following amounts:

FISCAL YEAR ENDED SEPTEMBER 30, 2003


                               CLASS A      CLASS D      CLASS I      CLASS Y     PIPER JAFFRAY
                              ----------   ----------   ----------   ----------   -------------
Government Obligations Fund   $   29,114   $  370,483       N/A      $  698,344    $  210,894
Prime Obligations Fund            49,342      320,223   $  473,306    2,923,535     2,059,762
Tax Free Obligations Fund         54,113        9,023       N/A         398,146       157,685
Treasury Obligations Fund*       576,320    2,409,569       N/A       1,621,105       193,203

---------------

* Reserve shares of Treasury Obligations Fund were not offered during the period indicated, so no information is presented.

FISCAL YEAR ENDED SEPTEMBER 30, 2004

                               CLASS A        CLASS D        CLASS I        CLASS Y      PIPER JAFFRAY
                             ------------   ------------   ------------   ------------   -------------
Government Obligations
Fund                         $    368,855   $  2,024,219       N/A        $  4,212,629    $   897,479
Prime Obligations Fund          2,972,256      1,899,622   $  3,076,046     14,685,630      8,942,525
Tax Free Obligations Fund         395,504         50,301       N/A           2,260,004        649,086
Treasury Obligations Fund*      3,083,227     13,260,610       N/A           8,633,259        234,885

---------------

* Reserve shares of Treasury Obligations Fund were not offered during the period indicated, so no information is presented.

      Prior to August 1, 2003, the Distributor performed services with respect to the Class A shares (formerly Class S shares), pursuant to a Shareholder Service Plan and Agreement, that were similar to the shareholder services now performed by the Administrator. The following table sets forth the total shareholder servicing fees, after waivers, paid by Class A shares of the Funds for the fiscal years/periods ended September 30, 2002 and July 31, 2003:

                                            CLASS A SHARES
                                      SHAREHOLDER SERVICING FEES
                                      --------------------------
                                                         PERIOD FROM
                                FISCAL YEAR ENDED    OCTOBER 1, 2002 TO
                               SEPTEMBER 30, 2002       JULY 31, 2003
                               ------------------    ------------------
Government Obligations Fund        $   259,791           $  167,790
Prime Obligations Fund                  54,936               96,714
Tax Free Obligations Fund              723,003              402,570
Treasury Obligations Fund            4,666,349            2,993,331

----------------
* Fund did not offer this share class during the period indicated.

DISTRIBUTOR

      Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares pursuant to distribution agreements applicable to the various share classes. These agreements are referred to collectively as the "Distribution Agreements." The Distributor is a wholly-owned subsidiary of U.S. Bancorp.

      Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

      Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The shares of the Funds are distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

      U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, is a Participating Institution. The Advisor pays USBI up to 0.25% of the portion of each Fund's average daily net assets attributable to Class Y shares for which USBI is responsible, in connection with USBI's provision of shareholder support services. Such amounts paid to USBI by the Advisor will not affect any agreement by the Advisor to limit expenses of each Fund.

      Under the Distribution Agreements, the Funds pay the Distributor distribution and/or shareholder servicing fees in connection with Class A, Class B, Class C, Class D and Piper Jaffray shares. The Distributor also receives contingent deferred sales charges received upon redemptions of Class B and Class C shares. The Distributor receives no compensation for distribution or shareholder servicing of the Class I, Class Y, and Class Z shares.

      The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAF and by the vote of the majority of those Board members of FAF who are not interested persons of FAF and who have no direct or indirect financial interest in the operation of FAF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

      Quasar received the following compensation from each Fund listed below during the Fund's most recent fiscal year ended September 30, 2004.

                                                      COMPENSATION ON
                              NET UNDERWRITING AND    REDEMPTIONS AND    BROKERAGE
                              COMMISSIONS DISCOUNTS     REPURCHASES     COMMISSIONS   OTHER COMPENSATION
                              ---------------------   ---------------   -----------   ------------------
Government Obligations Fund          None                  None            None          $  1,767,690
Prime Obligations Fund               None                  None            None             5,876,619
Tax Free Obligations Fund            None                  None            None               569,989
Treasury Obligations Fund            None                  None            None            11,189,446

      FAF has also adopted Plans of Distribution with respect to the Class A, Class B, Class C, Class D, Reserve and Piper Jaffray shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the fees payable regardless of whether its actual distribution expenses are more or less than the amount of the fees. The distribution fees under the Plans are used for the primary purpose of compensating broker-dealers for their sale of fund shares. The shareholder servicing fees payable under the Plans are used for the primary purpose of compensating third parties for their provision of services to fund shareholders.

      The Class A shares pay to the Distributor a distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class A shares. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

      The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

      The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares also pay to the Distributor a distribution fee at the annual rate of

0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

      The Class D shares of each Fund pay a distribution fee to the Distributor monthly at the annual rate of 0.15% of each Fund's Class D share average daily net assets. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Class D shares. This fee is calculated and paid each month based on average daily net assets of Class D shares of each Fund for that month.

      The Reserve shares pay to the Distributor a distribution fee at an annual rate of 0.50% of the average daily net assets of the Reserve shares. The fee may be used by the Distributor to compensate brokers for providing distribution-related services with respect to the Reserve shares. This fee is calculated and paid each month based on average daily net assets of Reserve shares of the Treasury Obligations Fund for that month.

      The Piper Jaffray shares pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Piper Jaffray shares. The fee may be used by the Distributor to compensate Piper Jaffray & Co. for providing distribution-related services with respect to the Piper Jaffray shares. This fee is calculated and paid each month based on average daily net assets of the Piper Jaffray shares.


      The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs in connection with the distribution or shareholder servicing of Class A, Class B, Class C, Class D, Reserve and Piper Jaffray shares of the Funds. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

      The following tables set forth the total Rule 12b-1 fees, after waivers, paid to Quasar by each of the Funds listed below, by share class, for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                      FISCAL YEAR ENDED SEPTEMBER 30, 2002

                             PIPER JAFFRAY  CLASS B  CLASS C    CLASS D
                             -------------  -------  -------  ----------
Government Obligations Fund   $ 1,354,669      *        *     $  867,669
Prime Obligations Fund         14,612,148    77,980   23,316   1,163,042
Tax Free Obligations Fund       1,202,948      *        *         35,057
Treasury Obligations Fund**       424,243      *        *      6,288,410

                      FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                CLASS A    CLASS B  CLASS C   CLASS D    PIPER JAFFRAY
                              -----------  -------  -------  ----------  -------------
Government Obligations Funds  $    29,114     *        *     $1,174,266   $ 1,328,590
Prime Obligations Fund             49,342  $95,450  $72,716   1,174,723    12,493,168
Tax Free Obligations Fund          54,123     *        *         33,132       996,041
Treasury Obligations Fund**       576,320     *        *      8,008,662       929,632

                      FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                CLASS A   CLASS B  CLASS C     CLASS D  PIPER JAFFRAY
                              ----------- -------  -------  ----------  -------------
Government Obligations Funds  $  368,855     *        *     $1,214,532   $  897,479

Prime Obligations Fund       2,972,256  $67,174  $73,501   1,139,773  8,942,525
Tax Free Obligations Fund      395,504     *        *         30,181    649,086
Treasury Obligations Fund**  3,083,227     *        *      7,956,366    234,885

----------------
* The Fund did not offer this class of shares during the period indicated.

**Reserve shares of Treasury Obligations Fund were not offered during the periods indicated, so no information is presented.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Custodian. U.S. Bank (the "Custodian") acts as custodian of the Funds' assets and portfolio securities pursuant to a Custodian Agreement between First Trust National Association ("First Trust") and the Funds. First Trust's rights and obligations under the Custodian Agreement were assigned to U.S. Bank pursuant to an Assignment and Assumption Agreement between First Trust and U.S. Bank. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The duties of the Custodian are limited to receiving and safeguarding the assets and securities of the Funds and to delivering or disposing of them pursuant to the Funds' order. The Custodian is granted a lien for unpaid compensation upon any cash or securities held by it for the Funds.

      Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

      The Advisor has been delegated the authority to vote proxies with respect to the investments held in the Funds. It is the Advisor's duty to vote proxies in the best interests of all of its clients, including the Funds, in a timely and responsive manner. In voting proxies, the Advisor also seeks to maximize total investment return for the Funds.

      The Advisor's Investment Policy Committee is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

      Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of the Funds, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth the Advisor's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is included below, under "ISS Proxy Voting Guidelines Summary." These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

      Procedures. Responsibility for certain administrative aspects of proxy voting rests with the Advisor's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with the two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise the Advisor of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as the Advisor's proxy voting record keeper and generates reports on how proxies were voted.

      Conflicts of Interest. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

      Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in the best interests of the Funds and its other clients, by adopting ISS's policies and generally deferring to ISS's recommendations, the Advisor believes the risk related to conflicts will be minimized.

      To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

      In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in the Funds' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that the Advisor and the Investment Policy Committee face no material conflicts of the nature discussed above.

      If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

      - obtaining instructions from the affected clients (e.g., the Funds) on how to vote the proxy;

      - disclosing the conflict to the affected clients (e.g., the Funds) and seeking their consent to permit the Advisor to vote the proxy;

      -     voting in proportion to the other shareholders;

      - recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

      -     following the recommendation of a different independent third party.

      In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify the Advisor's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor's Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of the Funds.

REVIEW AND REPORTS

      On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

      -     whether proxy statements were timely forwarded to ISS;

      -     whether proxy votes were cast on a timely basis;

      -     whether proxy votes were cast consistent with the policies; and

      - where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

      The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

      The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure that the Advisor is voting proxies in a timely and responsive manner in the best interests of the Funds. Such review will also be reported to the independent Board of Directors of the Funds.

      The actual proxy voting records of the Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

ISS PROXY VOTING GUIDELINES SUMMARY

      The following is a concise summary of ISS's proxy voting policy guidelines.

1.    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vote FOR proposals to ratify the independent registered public accounting firm, unless any of the following apply:

      - an independent registered public accounting firm has a financial interest in or association with the company, and is therefore not independent,

      -     fees for non-audit services are excessive, or

      - there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

      -     independence of the board and key board committees,

      -     attendance at board meetings,

      -     corporate governance provisions and takeover activity,

      -     long-term company performance,

      -     responsiveness to shareholder proposals,

      -     any egregious board actions, and

      -     any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: o it is intended for financing purposes with minimal or no dilution to current shareholders, and o it is not designed to preserve the voting power of an insider or significant shareholder.

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     purchase price is at least 85 percent of fair market value

      -     offering period is 27 months or less; and

      -     potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                             PORTFOLIO TRANSACTIONS

      As the Funds' portfolios are exclusively composed of debt, rather than equity securities, most of the Funds' portfolio transactions are effected with dealers without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Funds, the Advisor seeks the most favorable net price consistent with the best execution. The Advisor may, however, select a dealer to effect a particular transaction without communicating with all dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the dealer meets guidelines for profit, yield, or both. The Funds may authorize the Advisor to place brokerage orders with some brokers who help distribute the Funds' shares, if the Advisor reasonably believes that transaction quality and commissions, if any, are comparable to that available from other qualified brokers.

      Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor. The primary consideration in making these decisions is efficiency in executing orders and obtaining the most favorable net prices for the Funds. Most Fund transactions are with the issuer or with major dealers acting for their own account and not as brokers. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to the Advisor. Such research services would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

      The research services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions.

      The Advisor has not entered into any formal or informal agreements with any broker-dealers, and does not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, except as noted below. The Advisor may, from time to time, maintain an informal list of broker-dealers that will be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide the Advisor with research services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of broker-dealers (discussed above) has been met, and, accordingly, substantial deviations from the list could occur. While it is not expected that any Fund will pay brokerage commissions, if it does, the Advisor would authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

      No Fund effects brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with its Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Directors. Any transactions with an affiliated broker-dealer must be on terms that are both at least as favorable to the Fund as such Fund can obtain elsewhere and at least as favorable as such affiliate broker-dealer normally gives to others.

      When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.

      During the fiscal year ended September 30, 2004, the Funds paid no brokerage commissions to affiliated brokers. At September 30, 2004, Prime Obligations Fund held securities of broker-dealers which are deemed to be "regular brokers or dealers" of the Funds under the 1940 Act (or of such broker-dealers' parent companies) in the following amounts:

Citicorp (commercial paper)                          $         319,707,000
Goldman Sachs (commercial paper)                               250,000,000
UBS Warburg (commercial paper)                                 128,719,000
Bank of America (notes)                                        200,000,000
Bear Stearns (notes)                                           400,000,000
Goldman Sachs (notes)                                          177,000,000
Morgan Stanley (notes)                                         445,000,000
CS First Boston (Yankee certificate of deposit)                399,943,000

                                  CAPITAL STOCK

      Each share of the Funds' $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

      Each share of the Funds has one vote. On some issues, such as the election of directors, all shares of all FAF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class.

      The Bylaws of FAF provide that annual shareholders' meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.

      As of May 2, 2005, the directors and officers of FAF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
GOVERNMENT OBLIGATIONS

BAND & CO                                    45.40%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                    28.26%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. BANK NA                                 17.38%
ATTN TINA EUMURIAN
800 NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

BAND & CO                                                                 99.68%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       55.09%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       20.71%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. BANK NA 20.50% ATTN TINA EUMURIAN
800 NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

BAND & CO
C/O US BANK                                                                                              97.67%
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
PIPER JAFFRAY INC                                                                                                 100.00%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND OPERATIONS J07N05
800 NICOLLET MALL
MINNEAPOLIS MN 55402-4303

PRIME OBLIGATIONS FUND

BAND & CO                                    35.19%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. BANK NA                                 23.90%
ATTN TINA EUMURIAN
800 NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

FBS INVESTMENT INC                           23.62%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN MONEY FUND UNIT R/R
800 NICOLLET MALL STE 800
MINNEAPOLIS MN 55402-7020

BAND & CO                                    12.55%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                    12.49%
OF ITS CLIENTS
ATTN  JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

U.S. BANCORP INVESTMENTS INC.                          5.20%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402- 1217

BAND & CO                                                       44.30%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
WELLS FARGO INVESTMENTS LLC                                      13.31%
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 55402-1916

PIPER JAFFRAY FOR THE SOLE BENEFIT                                6.94%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

STERLING TRUST CO TR                                              6.00%
OVERTURF MOTORS CO INC 401K
1380 LAWRENCE ST STE 1400
DENVER CO 80204-2000

BAND & CO                                                                 99.47%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                            59.51%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                            37.39%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                      54.65%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
U.S. BANK NA                                                                                   22.07%
ATTN TINA EUMURIAN
800  NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

PIPER JAFFRAY INC                                                                               9.06%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND OPERATIONS J07N05
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

BAND & CO
C/O US BANK                                                                                     8.01%
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                                 45.76%
C/O US BANK
ATTN  ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                                 44.46%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY INC                                                                                                 100.00%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUND OPERATIONS J07N05
800 NICOLLET MALL
MINNEAPOLIS MN 55402-4303

TAX FREE OBLIGATIONS FUND

TAX FREE OBLIGATIONS FUND

FBS INVESTMENT SERVICES INC                 33.44%
FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
ATTN MONEY FUNDS UNIT R/R
800 NICOLLET MALL STE 800
MINNEAPOLIS MN 55402-7020

BAND & CO                                    32.12%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. BANK NA ATTN TINA EUMURIAN              22.52%
800 NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

BAND & CO                                                                100.00%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       77.17%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. BANK NA                                                                                     9.60%
ATTN TINA EUMURIAN
800  NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

BAND & CO                                                                                        7.49%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                                 58.86%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BEAR STEARNS SECURITIES CORP                                                                              17.64%
ATTN : DENISE DILORENZO-SIEGEL
ONE METROTECH CENTER N
BROOKLYN NY 11201-3870

WATERFERRY                                                                                                 8.82%
ATTN STEVEN ENGEL
745 7TH AVE
NEW YORK NY 10019-6801

PIPER JAFFRAY INC                                                                                                 100.00%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN  MUTUAL FUND OPERATIONS J07N05
800 NICOLLET AMLL

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
MINNEAPOLIS MN 55402-7000

TREASURY OBLIGATIONS

BAND & CO                                    52.56%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                    45.83%
C/O US BANK
ATTN  ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                 99.73%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       44.81%
C/O US BANK
ATTN  ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       35.56%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

U.S. BANK NA ATTN TINA EUMURIAN                                                                 16.23%
800 NICOLLET AVE BC-MN-HI8U
MINNEAPOLIS MN 55402

BAND & CO                                                                                                49.53%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
BAND & CO                                                                                                32.41%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

HARE & CO                                                                                                16.76%
C/O BANK OF NEW YORK
ATTN FRANK NOTARO
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1382

PIPER JAFFRAY INC                                                                                                 100.00%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN  MUTUAL FUND OPERATIONS J07N05
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

U.S. TREASURY MONEY MARKET

BAND & CO                                   67.05%
C/O US BANK
ATTN  ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

PAUL T EVERSMAN CUST                        11.61%
JASON P EVERSMAN
UNIF TRANSFER MIN ACT WI
3215 S REGAL DR
NEW BERLIN WI 53151-4453

PAUL T EVERSMAN CUST                        10.27%
JEFFREY P EVERSMAN
UNIF TRANSFER MIN ACT WI
3215 S REGAL DR

                                                                                                                  PIPER
                                           CLASS A   CLASS B   CLASS C   CLASS D    CLASS I   CLASS Y   CLASS Z  JAFFRAY
                                           -------   -------   -------   -------    -------   -------   -------  -------
NEW BERLIN WI 53151-4453

RICHARD TUNG                                7.50%
1275 FREMONT TER W
SUNNYVALE CA 94087-2310

BAND & CO                                                                 99.98%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       79.40%
C/O US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                                       20.60%
C/O  US BANK
ATTN ACM DEPT
PO BOX 1787
MILWAUKEE WI 53201-1787

FIRST AMERICAN FUNDS                                                                                     100.00%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

      The public offering price of the shares of a Fund generally equals the Fund's net asset value. The net asset value per share of each Fund is calculated on each day the New York Stock Exchange ("NYSE") is open for business and may be calculated before 3:30 p.m. Central time if the bond markets close early, as discussed in the prospectuses. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The Funds will accept purchase and sale orders, even if the NYSE is closed, on those days on which Federal reserve banks are open, the primary trading markets for the Funds' portfolio instruments are open, and the Funds' management believes there is adequate liquidity to meet redemption requests and/or an adequate market to meet purchase requests. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, the Funds' net asset value per share may be affected on days when investors may not purchase or redeem shares. On September 30, 2004, the net asset value per share for the Funds was calculated as set forth below.


                                                                                                       Net Asset
                                                       Net Assets                Shares             Value Per Share
                                                      (In Dollars)        /    Outstanding     =      (In Dollars)
GOVERNMENT OBLIGATIONS FUND
     Class A                                      $         144,763,394          144,694,272        $           1.00
     Class D                                                834,111,935          834,125,054                    1.00
     Class Y                                              1,702,220,292        1,702,316,737                    1.00
     Class Z                                                424,941,316          424,941,096                    1.00
     Piper Jaffray                                          296,432,007          296,498,892                    1.00

PRIME OBLIGATIONS FUND
     Class A                                      $       1,296,169,344        1,296,204,892        $           1.00
     Class B                                                 15,375,765           15,380,111                    1.00
     Class C                                                 19,348,988           19,349,021                    1.00
     Class D                                                712,726,911          712,731,919                    1.00
     Class I                                              1,647,456,056        1,647,490,895                    1.00
     Class Y                                              5,309,430,454        5,309,336,105                    1.00
     Class Z                                              3,377,543,181        3,377,540,325                    1.00
     Piper Jaffray                                        3,102,041,136        3,102,028,795                    1.00

TAX FREE OBLIGATIONS FUND
     Class A                                      $         159,531,102          159,558,976        $           1.00
     Class D                                                 14,134,616           14,134,177                    1.00
     Class Y                                                768,268,758          768,240,731                    1.00
     Class Z                                                485,135,008          485,129,348                    1.00
     Piper Jaffray                                          208,474,904          208,484,571                    1.00

TREASURY OBLIGATIONS FUND*
     Class A                                      $       1,197,324,753        1,197,300,445        $           1.00
     Class D                                              4,898,189,392        4,898,239,800                    1.00
     Class Y                                              2,838,252,745        2,838,283,311                    1.00
     Class Z                                                166,347,222          166,347,222                    1.00
     Piper Jaffray                                           31,624,583           31,624,267                    1.00

--------------------------------------

* Reserve shares of Treasury Obligations Fund were not offered during the period indicated, so no information is presented.

                        VALUATION OF PORTFOLIO SECURITIES

      The Funds' portfolio securities are valued on the basis of the amortized cost method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      The valuation of the Funds' portfolio instruments based upon their amortized cost and the concomitant maintenance of the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, under which the Funds must adhere to certain conditions. The Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less from the date of purchase, and invest only in securities determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by major rating services, or, in the case of any instrument which is not so rated, which are of comparable quality as determined by the Board of Directors. The maturities of variable rate demand instruments held in the Funds' portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. It is the normal practice of the Funds to hold portfolio securities to maturity and realize par therefor unless such sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. The Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at a single value. It is the intention of the Funds to maintain a per share net asset value of $1.00. Such procedures will include review of the Funds' portfolio holdings by the Directors at such intervals as they may deem appropriate, to determine whether the Funds' net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, such as selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

                                      TAXES

      Each Fund intends to elect each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

      Each Fund expects to distribute net realized short-term capital gains (if any) once each year, although it may distribute them more frequently, if necessary in order to maintain the Funds' net asset value at $1.00 per share. Distributions of net investment income and net short-term capital gains are taxable to investors as ordinary income.

      Under the Code, each Fund is required to withhold 30% of reportable payments (including dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders who have not certified that the social security number or taxpayer identification number supplied by them is correct and that they are not subject to backup withholding because of previous under reporting to the IRS. These backup withholding requirements generally do not apply to shareholders that are corporations or governmental units or certain tax-exempt organizations.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax Free Obligations Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax Free Obligations Fund even though not directly traceable to the purchase of such shares. Federal tax law also restricts the deductibility of other expenses allocable to shares of Tax Free Obligations Fund.

      For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

      The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for certain tax-exempt securities. Tax Free Obligations Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in such tax-exempt securities which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if such tax-exempt security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

             ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES

ADDITIONAL CHARGES

      Investment professionals or financial institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual investment professional or financial institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your investment professional or financial institution will provide you with specific information about any processing or service fee you will be charged.

SELLING SHARES BY TELEPHONE

      A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer.

      Shareholders who did not purchase their shares through a financial institution may redeem Fund shares by telephoning (800) 677-FUND. At the shareholder's request, redemption proceeds will be paid by check and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. Wire instructions must be previously established in the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time a Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

      In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or taxpayer identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

SELLING SHARES BY MAIL

      Shareholders may redeem Fund shares by sending a written request to their investment professional, their financial institution, or the Funds. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Funds, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven business days, after receipt of a proper written redemption request.

      Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Funds, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

      * a trust company or commercial bank, the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

      * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or the National Association of Securities Dealers;

      * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

      * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

      The Funds do not accept signatures guaranteed by a notary public.

      The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

SELLING SHARES BY CHECKING ACCOUNT - CLASS A SHARES ONLY

      At the shareholder's request, the Transfer Agent will establish a checking account for redeeming Fund shares. With a Fund checking account, shares may be redeemed simply by writing a check for $100 or more. The redemption will be made at the net asset value on the date that the Transfer Agent presents the check to a Fund. A check may not be written to close an account. If a shareholder wishes to redeem shares and have the proceeds available, a check may be written and negotiated through the shareholder's bank. Checks should never be sent to the Transfer Agent to redeem shares. Copies of canceled checks are available upon request. A fee is charged for this service. For further information, contact the Funds.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

      When shares are purchased by check or with funds transferred through the Automated Clearing House, the proceeds of redemption of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to 15 calendar days from the purchase date.

                               SHORT-TERM RATINGS

      The Funds' investments are limited to securities that, at the time of acquisition, are "Eligible Securities." Eligible Securities include securities that are rated by two nationally recognized statistical rating organizations in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's, or Prime-1 or Prime-2 by Moody's, and unrated securities of comparable quality.

STANDARD & POOR'S

      A-1. A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2. A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

MOODY'S

      Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

      The financial statements of FAF included in its Annual Report to shareholders for the fiscal year ended September 30, 2004, and its Semiannual Report to shareholders for the six months ended March 31, 2005, are incorporated herein by reference.

                                     PART C
                                    FORM N-14

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

      The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

      Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

      The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17 (i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

      Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

      The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 16. EXHIBITS.

      (1)(a) Amended and Restated Articles of Incorporation, as amended through January 20, 1995 (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 22, Filed on January 22, 1996 (File Nos. 2-74747 and 811-3313)).

      (1)(b) Certificate of Designation dated October 2, 1997, designating Class A, B, C and D shares for Tax Free Obligations Fund and Class A shares for Treasury Obligations Fund (Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 25, Filed on October 7, 1997 (File Nos. 2-74747 and 811-3313)).

      (1)(c) Certificate of Designation dated March 2, 1998, designating Class A or Retail shares for Government Obligations Fund (Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28, Filed on March 3, 1998 (File Nos. 2-74747 and 811-3313)).

      (1)(d) Certificate of Designation dated June 1, 2001, designating Class A, Y and S shares of Ohio Tax Free Obligations Fund; Class I and S shares of Prime Obligations Fund; Class S shares of Government Obligations Fund; Class S shares of Treasury Obligations Fund; Class A shares of Treasury Reserve Fund; and Class S shares of Tax Free Obligations Fund (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 36, Filed on June 27, 2001 (File Nos. 2-74747, 811-3313)).

      (1)(e) Articles of Amendment to Articles of Incorporation dated November 26, 2001 (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 40, Filed on November 30, 2001 (File Nos. 2-74747, 811-3313)).

      (1)(f) Certificate of Designation dated June 5, 2003, designating Class Z Shares of Prime Obligations Fund (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 44, Filed on June 6, 2003 (File Nos. 2-74747, 811-3313)).

      (1)(g) Certificate of Designation dated December 2003, designating Class Z Shares of Government Obligations Fund, Tax Free Obligations Fund, and Treasury Obligations Fund (Incorporated by reference to Exhibit
            (a)(5) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (1)(h) Certificate of Designation dated September 20, 2004, designating Class A, D, Y and Z shares of U.S. Treasury Money Market Fund (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 50, Filed on October 15, 2004 (File Nos. 2-74747, 811-3313)).

      (1)(i) Certificate of Designation dated May 5, 2005, designating Reserve shares of Treasury Obligations Fund. *

      (2)   Bylaws, as amended. *

      (3)   Not Applicable.

      (4) Agreement and Plan of Reorganization - Treasury Reserve Fund into Treasury Obligations Fund. *

      (5)   Not Applicable.

      (6)(a) Investment Advisory Agreement, dated January 20, 1995, between the Registrant and First Bank National Association (Incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 22, Filed on January 22, 1996 (File Nos. 2-74747, 811-3313)).

      (6)(b) Assignment and Assumption Agreement, dated May 2, 2001, relating to assignment of Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit
            (d)(2) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (6)(c) Amendment to Exhibit A to Investment Advisory Agreement effective October 25, 2004 (series and fees) (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 50, Filed on October 15, 2004 (File Nos. 2-74747, 811-3313)).

      (7)(a) Distribution and Service Agreement dated December 5, 2001 between the Registrant and Quasar Distributors, LLC relating to Class B shares (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (7)(b) Amendment No. 1 dated July 24, 2002, pursuant to USA PATRIOT Act of 2001, to Distribution and Service Agreement relating to Class B shares (Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 43, Filed on November 29, 2002 (File Nos. 2-74747, 811-3313)).

      (7)(c) Distribution and Service Agreement dated October 1, 2001 between the Registrant and Quasar Distributors, LLC relating to Class C shares (Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 39, Filed on September 21, 2001 (File Nos. 2-74747, 811-3313)).

      (7)(d) Amendment No. 1 dated July 24, 2002, pursuant to USA PATRIOT Act of 2001, to Distribution and Service Agreement relating to Class C shares (Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 43, Filed on November 29, 2002 (File Nos. 2-74747, 811-3313)).

      (7)(e) Amended and Restated Distribution Agreement effective August 1, 2003, relating to the Class D and Piper Jaffray (formerly, "Class A") Shares, and Treasury Reserve Fund, between the Registrant and Quasar Distributors, LLC. (Incorporated by reference to Exhibit
            (e)(3) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (7)(f) Distribution Agreement effective August 1, 2003, relating to Class A (formerly, "Class S") shares, between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (7)(g) Form of Dealer Agreement (Incorporated by reference to Exhibit
            (e)(5) to Post-Effective Amendment No. 39, Filed on September 21, 2001 (File Nos. 2-74747, 811-3313)).

      (7)(h) Distribution Agreement dated ______________, 2005 between the Registrant and Quasar Distributors, LLC relating to Treasury Obligations Fund, Reserve shares. *

      (8)(a) Deferred Compensation Plan for Directors Trust Agreement effective January 1, 2000, as amended February 2005. *

      (8)(b) Deferred Compensation Plan for Directors Trust Agreement, Amended Summary of Terms dated February 2005. *

      (9)(a) Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association (Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 22, Filed on January 22, 1996 (File Nos. 2-74747, 811-3313)).

      (9)(b) Assignment and Assumption Agreement, dated May 1, 1998, assigning Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association (Incorporated by reference to Exhibit
            (g)(4) to Post-Effective Amendment No. 30, Filed on December 2, 1998 (File Nos. 2-74747, 811-3313)).

      (9)(c) Supplement to Custodian Agreement dated December 8, 1999 (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33, Filed on November 29, 2000 (File Nos. 2-74747, 811-3313)).

      (9)(d) Amendment to Custody Agreement, effective as of December 4, 2002 (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (9)(e) Compensation Agreement dated as of October 25, 2004 pursuant to Custodian Agreement (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 50, Filed on October 15, 2004 (File Nos. 2-74747, 811-3313)).

      (10)(a) Distribution Plan for Class A (formerly, "Class S") Shares, effective August 1, 2003 (Incorporated by reference to Exhibit
            (m)(8) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (10)(b) Amended Distribution Plan for Class B Shares, effective December 5, 2001 (Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (10)(c) Service Plan for Class B Shares (Incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 22, Filed on January 22, 1996 (File Nos. 2-74747, 811-3313)).

      (10)(d) Distribution Plan for Class C Shares (Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31, Filed on February 1, 1999 (File Nos. 2-74747, 811-3313)).

      (10)(e) Service Plan for Class C Shares (Incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 31, Filed on February 1, 1999 (File Nos. 2-74747, 811-3313)).

      (10)(f) Amended and Restated Distribution Plan for Class D Shares, effective August 1, 2003 (Incorporated by reference to Exhibit
            (m)(3) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (10)(g) Amended and Restated Distribution Plan for Piper Jaffray (formerly, "Class A") Shares, effective August 1, 2003 (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (10)(h) Amended and Restated Distribution Plan for Treasury Reserve Fund, effective August 1, 2003 (Incorporated by reference to Exhibit
            (m)(7) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (10)(i) Distribution Plan for Treasury Obligations Fund, Reserve shares, adopted May 4, 2005, effective upon the reorganization of Treasury Reserve Fund into Treasury Obligations Fund. *

      (10)(j) Amended Form of Multiple Class Plan Pursuant to Rule 18f-3, as amended May 4, 2005, effective upon the reorganization of Treasury Reserve Fund into Treasury Obligations Fund. *

      (11) Opinion and consent of Dorsey & Whitney LLP as to the legality of the securities being registered. *

      (12) Opinion and consent of Dorsey & Whitney LLP supporting the tax matters discussed in the Prospectus. **

      (13)(a) Co-Administration Agreement dated as of October 1, 2001, by and among U.S. Bancorp Asset Management, Inc., U.S. Bancorp Fund Services, LLC, and Registrant (Incorporated by reference to Exhibit
            (h)(1) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (13)(b) Schedule A to the Co-Administration Agreement as amended June 5, 2002 (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (13)(c) Amendment to Co-Administration Agreement effective as of June 5, 2002 relating to name changes of the administrators (Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (13)(d) Second Amendment to Co-Administration Agreement, pursuant to USA PATRIOT Act of 2001, effective as of July 24, 2002 (Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (13)(e) Amendment No. 3 to Co-Administration Agreement, pursuant to
            Section 326 of the USA PATRIOT Act of 2001, effective as of September 17, 2003 (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (13)(f) Shareholder Service Plan and Agreement, effective August 1, 2003, relating to Class A (formerly, "Class S"), Class D, Class I, Class Y and Piper Jaffray (formerly, "Class A") Shares, and Treasury Reserve Fund, between the Registrant and U.S. Bancorp Asset Management, Inc. (Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 47, Filed on December 1, 2003 (File Nos. 2-74747, 811-3313)).

      (13)(g) Recordkeeping Agreement dated as of December 1, 2003, between the Registrant and Piper Jaffray & Co., relating to Piper Jaffray Shares (Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 51, Filed on November 30, 2004 (File Nos. 2-74747, 811-3313)).

      (13)(h) Shareholder Service Plan and Agreement relating to Treasury Obligations Fund, Reserve shares, adopted May 4, 2005, effective upon the reorganization of Treasury Reserve Fund into Treasury Obligations Fund, between the Registrant and U.S. Bancorp Asset Management, Inc. *

      (14) Consent of Ernst & Young LLP with respect to financial statements of Registrant.*

      (15)  Not Applicable.

      (16) manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; *

      and

      (17)(a) Prospectus relating to Treasury Reserve Fund, dated December 1, 2004, including any supplements (per Form N-14 General Instruction
            G). *

      (17)(b) Annual report relating to Treasury Reserve Fund for the fiscal year ended September 30, 2004 (per Form N-14 General Instruction G).
            *

      (17)(c) Semi-annual report relating to Treasury Reserve Fund for the six-month period ended March 31, 2005 (per Form N-14 General Instruction G). **

      (17)(d) Statement of Additional Information relating to Treasury Reserve Fund, dated December 1, 2004, including any supplements (per Form N-14 General Instruction G). *

      (17)(e) Proxy for Special Meeting of Shareholders to be held on August 16, 2005.*

---------------------------

*     Filed herewith.

**    To be filed by amendment.

ITEM 17. UNDERTAKINGS.

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

      (3) The undersigned Registrant agrees to file an amendment to the Registration Statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion and consent of Dorsey & Whitney LLP regarding tax matters, within a reasonable time after closing of the Reorganization.

                                   SIGNATURES


         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, and the State of Minnesota on the 21st day of June, 2005.



                                            FIRST AMERICAN FUNDS, INC.


                                            By  /s/ Thomas S. Schreier, Jr.
                                                --------------------------------
                                                Name:  Thomas S. Schreier, Jr.
                                                Title: President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                                    Title
----------                                    -----

/s/ Thomas S. Schreier, Jr.                   President                                     June 21, 2005
------------------------------------
 Thomas S. Schreier, Jr.

/s/ Charles D. Gariboldi                      Treasurer (principal                          June 21, 2005
-------------------------------------         financial/accounting officer)
 Charles D. Gariboldi

/s/  *  Virginia L. Stringer                  Chair of the Board and Director               June 21, 2005
-------------------------------------
 Virginia L. Stringer

/s/  *  Benjamin R. Field III                 Director                                      June 21, 2005
-------------------------------------
 Benjamin R. Field III

/s/  *  Roger A. Gibson                       Director                                      June 21, 2005
-------------------------------------
Roger A. Gibson

/s / *  Victoria J. Herget                    Director                                      June 21, 2005
-------------------------------------
Victoria J. Herget

/s/ *  Leonard W. Kedrowski                   Director                                      June 21, 2005
-------------------------------------
Leonard W. Kedrowski

/s/ *  Richard K. Riederer                    Director                                      June 21, 2005
-------------------------------------
Richard K. Riederer

/s/ *  Joseph D. Strauss                      Director                                      June 21, 2005
-------------------------------------
Joseph D. Strauss

/s/ *  James M. Wade                          Director                                      June 21, 2005
-------------------------------------
James M. Wade

*By  /s/ Kathleen Prudhomme
     --------------------------------
       Attorney-in-Fact


* Pursuant to powers of attorney as previously filed with this registration statement.